                                 SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/

Filed by a party other than the registrant /_/

Check the appropriate box:

     /_/  Preliminary Proxy Statement

     /_/  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)2))

     /X/  Definitive Proxy Statement

     /_/  Definitive Additional Materials

     /_/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                            FALCONSTOR SOFTWARE, INC.
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                  (Name of Registrant as Specified in Charter)

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      (Name of Person(s) filing Proxy Statement, if other than Registrant)

     Payment of filing fee (check the appropriate box):

     /X/  No fee required.

     /_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3)  Exchange  Act Rule 0-11 (Set  forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     /_/  Fee paid previously with preliminary materials.

     /_/  Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement no.:

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     (3) Filing Party:

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     (4)  Date Filed:

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                            FALCONSTOR SOFTWARE, INC.

                                  April 3, 2007

To Our Stockholders:

      We invite you to attend our annual  stockholders'  meeting on Tuesday, May
8, 2007 at our worldwide headquarters located at 2 Huntington Quadrangle,  Suite
2S01, Melville, New York at 9:00 a.m.

      At the meeting,  you will hear an update on our operations,  have a chance to meet our  directors  and  executives,  and you  will be  asked  to elect  two directors,  to approve an amendment to our  incentive  stock plan, to approve an
equity  compensation  plan  for  our  outside  directors,   and  to  ratify  the
appointment of our independent  registered public accounting firm. Your Board of
Directors recommends a vote "FOR" each of the nominees and proposals.

      This  booklet  includes  a formal  notice  of the  meeting  and the  proxy statement.  The proxy  statement  tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives personal information about our director nominees.

      Only  stockholders  of record at the close of  business  on March 20, 2007 will be  entitled  to vote at the  annual  meeting.  Even if you  only own a few shares, we want your shares to be represented at the annual meeting.  I urge you to complete,  sign,  date,  and return your proxy card  promptly in the enclosed envelope.

                                    Sincerely yours,

                                    /s/ ReiJane Huai

                                    ReiJane Huai
                                    Chairman and Chief Executive Officer

                            FALCONSTOR SOFTWARE, INC.

                             2 HUNTINGTON QUADRANGLE

                               MELVILLE, NY 11747
                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 8, 2007
                                ----------------

To Our Stockholders:

      The 2007 Annual Meeting of Stockholders  ("Annual  Meeting") of FalconStor
Software,  Inc. (the  "Company"),  a Delaware  corporation,  will be held at the
Company's  headquarters at 2 Huntington  Quadrangle,  Suite 2S01, Melville,  NY,
commencing at 9:00 a.m.  (EDT) on Tuesday,  May 8, 2007, to consider and vote on the  following  matters  described  in this  notice and the  accompanying  Proxy
Statement:

      1)    To elect  two  directors  to the  Company's  Board of  Directors  to three-year terms and until the directors' successors are elected and qualified;

      2)    To approve an  amendment  to the  FalconStor  Software,  Inc.,  2006
            Incentive Stock Plan;

      3)    To approve the FalconStor  Software,  Inc.,  2007 Outside  Directors
            Equity Compensation Plan;

      4)    To ratify the appointment of KPMG LLP as our independent  registered public accounting firm for fiscal 2007; and

      5)    Any other matters that properly come before the meeting.

      At the Annual Meeting,  the Company  intends to nominate  ReiJane Huai and
Lawrence  Dolin for  election to the Board of  Directors.  Mr. Huai is currently
Chairman of the Company's Board of Directors and Mr. Dolin is currently a member of the Company's Board of Directors.  For more  information  concerning Mr. Huai and Mr. Dolin, please see the Proxy Statement.

      The Board of  Directors  has fixed the close of business on March 20, 2007 as the record date for  determination  of  stockholders  entitled to vote at the
Annual  Meeting or any  adjournment  thereof,  and only record holders of common stock at the close of  business  on that day will be  entitled  to vote.  At the record date, 49,173,142 shares of common stock were outstanding.

      TO ASSURE REPRESENTATION AT THE ANNUAL MEETING,  STOCKHOLDERS ARE URGED TO
RETURN A PROXY AS PROMPTLY AS POSSIBLE  BY  SIGNING,  DATING AND  RETURNING  THE

ENCLOSED PROXY CARD IN THE ENCLOSED  POSTAGE-PREPAID  ENVELOPE.  ANY STOCKHOLDER
ATTENDING  THE ANNUAL  MEETING MAY VOTE IN PERSON  EVEN IF HE OR SHE  PREVIOUSLY
RETURNED A PROXY.

      If you plan to attend the Annual  Meeting in person,  we would  appreciate your response by indicating so when returning the proxy.

                                          By Order of the Board of Directors,

                                          /s/ Seth R. Horowitz

                                          Seth R. Horowitz
                                          SECRETARY

Melville, NY
April 3, 2007

                            FALCONSTOR SOFTWARE, INC.
                             2 HUNTINGTON QUADRANGLE
                            MELVILLE, NEW YORK 11747
                                -----------------

                              2007 PROXY STATEMENT

                               GENERAL INFORMATION

      This proxy statement contains information related to the annual meeting of stockholders of FalconStor  Software,  Inc., to be held on Tuesday, May 8, 2007, beginning at 9:00 a.m.  (EDT),  at the  Company's  headquarters  at 2 Huntington
Quadrangle,  Suite  2S01,  Melville,  New  York,  and  at any  postponements  or adjournments thereof.

                              ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING

      At the Company's annual meeting,  stockholders  will hear an update on the
Company's operations, have a chance to meet some of its directors and executives and will act on the following matters:

      1)    To elect  two  directors  to the  Company's  Board of  Directors  to three-year terms and until the directors' successors are elected and qualified;

      2)    To approve an  amendment  to the  FalconStor  Software,  Inc.,  2006
            Incentive Stock Plan;

      3)    To approve the FalconStor  Software,  Inc.,  2007 Outside  Directors
            Equity Compensation Plan;

      4)    To ratify the appointment of KPMG LLP as our independent  registered public accounting firm for fiscal 2007; and

      5)    Any other matters that properly come before the meeting.

WHO MAY VOTE; DATE OF MAILING

      Stockholders  of  FalconStor  Software,  Inc.,  as  recorded  in our stock register on March 20, 2007 (the "Record Date"),  may vote at the meeting.  As of this date, we had  49,173,142  shares of common stock  eligible to vote. We have only one class of voting  shares.  All shares in this  class  have equal  voting rights of one vote per share.  It is anticipated  that this Proxy Statement will be mailed to stockholders on or about April 5, 2007.

HOW TO VOTE

      You may vote in person at the meeting or by proxy.  We recommend  that you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

HOW PROXIES WORK

      Our Board of  Directors  is asking  for your  proxy.  Giving us your proxy means you  authorize  us to vote your  shares at the  meeting  in the manner you direct. You may vote for or against the proposals or abstain from voting.

      Proxies submitted will be voted by the individuals named on the proxy card in the manner you indicate. If you give us your proxy but do not specify how you want  your  shares  voted,  they will be voted in  accordance  with the Board of
Directors recommendations,  i.e., in favor of our director nominees, in favor of the amendment to the FalconStor  Software,  Inc.,  2006 Incentive Stock Plan, in
favor  of  the  FalconStor   Software,   Inc.,  2007  Outside  Directors  Equity
Compensation  Plan, and in favor of the  ratification of the appointment of KPMG
LLP as our independent registered public accounting firm.

      You may receive  more than one proxy or voting card  depending  on how you hold  your  shares.  If  you  hold  shares  through  someone  else,  such  as  a stockbroker,  you may get materials  from them asking how you want to vote.  The latest  proxy  card we  receive  from you will  determine  how we will vote your shares.

REVOKING A PROXY

      There are three ways to revoke  your  proxy.  First,  you may submit a new proxy with a later date up until the existing  proxy is voted.  Second,  you may vote in person at the meeting.  Last, you may notify our Chief Financial Officer in writing at 2 Huntington Quadrangle, Suite 2S01, Melville, New York 11747.

QUORUM

      In order to carry on the business of the  meeting,  we must have a quorum.
This means at least a majority of the  outstanding  shares eligible to vote must be represented at the meeting,  either by proxy or in person. Shares that we own are not voted and do not count for this purpose.

VOTES NEEDED

      The  director  nominees  receiving a majority of the votes cast during the meeting  will be  elected  to fill the  seats of our  directors.  For the  other proposals to be  approved,  we require the  favorable  vote of a majority of the votes cast. Only votes for or against a proposal count.  Votes that are withheld from voting on a proposal  will be excluded  entirely and will have no effect in determining  the quorum or the  majority of votes cast.  Abstentions  and broker non-votes  count for quorum  purposes only and not for voting  purposes.  Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a  particular  proposal.  Brokers that do not receive  instructions  are entitled to vote on the election of the  directors and the  ratification  of the auditors.

ATTENDING IN PERSON

      Only stockholders,  their proxy holders, and our invited guests may attend the meeting. For security purposes, all persons attending the meeting must bring identification  with photo.  If you wish to attend the meeting in person but you hold your shares through  someone else,  such as a  stockbroker,  you must bring proof of your ownership to the meeting.  For example, you could bring an account statement showing that you owned FalconStor  Software,  Inc., shares as of March
20, 2007 as acceptable proof of ownership.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

      The following  table sets forth  information  concerning  ownership of the
Common Stock of FalconStor Software, Inc., outstanding at March 20, 2007, by (i)
each person  known by the Company to be the  beneficial  owner of more than five percent of its Common Stock, (ii) each director and nominee for director,  (iii)
each of the Named  Executive  Officers  identified  in the summary  compensation table,  and (iv) all  directors,  nominees  for  director  and  Named  Executive
Officers of the Company as a group.

                                                     Shares
                                                  Beneficially       Percentage
Name and Address of Beneficial Owner (1)              Owned         of Class (2)
-----------------------------------------             -----         ------------
ReiJane Huai (3)                                    10,481,760          21.3%
c/o FalconStor Software, Inc.
2 Huntington Quadrangle
Melville, NY 11747

Barry Rubenstein (4)                                 6,448,512          13.1%
68 Wheatley Road
Brookville, NY 11545

Irwin Lieber (5)                                     4,568,518           9.3%
80 Cuttermill Road Suite 311
Great Neck, NY 11021

Eli Oxenhorn (6)                                     2,725,406           5.5%
56 The Intervale
Roslyn Estates, NY 11576

Barry Fingerhut (7)                                  3,157,664           6.4%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Seth Lieber (8)                                      3,031,174           6.2%
200 East 72 Street, PH N
New York, NY 10021

Jonathan Lieber (9)                                  2,964,052           6.0%
271 Hamilton Road
Chappaqua, NY 10514

Marilyn Rubenstein (10)                              2,475,424           5.0%
c/o Barry Rubenstein
68 Wheatley Road
Brookville, NY 11545

Steven L. Bock (11)                                     42,221           *

Patrick B. Carney (12)                                  70,099           *

Lawrence S. Dolin (13)                                 139,999           *

Steven R. Fischer (14)                                  94,999           *

Alan W. Kaufman (15)                                    36,666           *

Wayne Lam (16)                                         615,180           1.2%

James Weber (17)                                       203,979           *

Bernard Wu (18)                                        459,370           *

All Directors, Nominees for Director
and Executive Officers as a Group (19)
(9 persons)                                         12,144,273          24.0%

*Less than one percent

(1)   A person is deemed to be the beneficial  owner of voting  securities  that can be acquired  by such person  within 60 days after the record date upon the exercise of options,  warrants or convertible securities,  or upon the lapse or the removal of all  restrictions  on shares of restricted  stock.
      Each  beneficial  owner's  percentage  ownership is determined by assuming that options,  warrants or  convertible  securities  that are held by such person  (but not those held by any other  person)  and that are  currently exercisable  (i.e.,  that are  exercisable  within  60 days  from the date hereof) have been exercised.  Unless  otherwise noted, we believe that all persons  named in the table  have sole  voting and  investment  power with respect to all shares beneficially owned by them.

(2)   Based upon shares of Common Stock  outstanding  at the Record Date,  March
      20, 2007, of 49,173,142.

(3)   Based upon  information  contained in a report on Schedule 13D filed March
      1,  2007 by Mr.  Huai  and  certain  other  information.  Consists  of (i)
      10,440,760  shares of Common Stock held by Mr. Huai and (ii) 41,000 shares of Common Stock held by The 2002 ReiJane Huai  Revocable  Trust,  of which
      Mr. Huai is a trustee.  Mr. Huai  disclaims  beneficial  ownership  of the securities  held by The 2002 ReiJane Huai Revocable  Trust,  except to the extent of his equity interest therein.

(4)   Based upon information contained in a Form 4 and a report on Schedule 13D, as amended  (the  "Wheatley  13D"),  filed  jointly  by Barry  Rubenstein,
      Brookwood  Partners,  L.P.  ("Brookwood"),   Seneca  Ventures  ("Seneca"),
      Wheatley  Associates III, L.P. ("Wheatley  Associates"),  Wheatley Foreign
      Partners,  L.P. ("Wheatley Foreign"),  Wheatley Foreign Partners III, L.P.
      ("Wheatley Foreign III"), Wheatley Partners,  L.P. ("Wheatley"),  Wheatley
      Partners II, L.P.  ("Wheatley II"), Wheatley Partners III, L.P. ("Wheatley
      III"),  Woodland  Partners,  Woodland Venture Fund ("Woodland  Fund"), and
      certain  other  entities  with  the  Securities  and  Exchange  Commission
      ("SEC"),  as well as certain other information.  Consists of (i) 1,301,103 shares of Common  Stock held by Mr.  Rubenstein,  (ii)  395,217  shares of common stock held by Brookwood,  (iii) 642,453 shares of common stock held
      by  Seneca,   (iv)  299,809  shares  of  common  stock  held  by  Wheatley
      Associates,  (v) 41,008  shares of common stock held by Wheatley  Foreign,
      (vi) 293,012  shares of common stock held by Wheatley  Foreign III,  (vii)
      484,051 shares of common stock held by Wheatley,  (viii) 180,089 shares of common  stock held by Wheatley II, (ix)  1,370,015  shares of common stock held by Wheatley III, (x) 698,242  shares of common stock held by Woodland
      Partners and (xi) 743,513 shares of common stock held by Woodland Venture.
      Does not include  1,258  shares of common  stock held by Mr.  Rubenstein's spouse, Marilyn Rubenstein.  Mr. Rubenstein disclaims beneficial ownership of the  securities  held  by  Wheatley,  Wheatley  Foreign,  Wheatley  II,
      Wheatley III, Wheatley Foreign III, Wheatley Associates,  Seneca, Woodland
      Fund,  Woodland  Partners  and  Brookwood,  except  to the  extent  of his respective equity interest therein.

(5)   Based upon  information  contained in the  Wheatley 13D and certain  other information.  Consists  of (i)  1,892,634  shares of Common  Stock held by
      Irwin  Lieber,  (ii) 7,900  shares of Common  stock  held by Mr.  Lieber's daughter,  (iii)  484,051  shares of Common Stock held by  Wheatley,  (iv)
      41,008 shares of Common Stock held by Wheatley Foreign, (v) 180,089 shares of Common Stock held by Wheatley II, (vi) 1,370,015 shares of Common Stock held by  Wheatley  III,  (vii)  293,012  shares  of Common  Stock  held by
      Wheatley  Foreign III, and (viii)  299,809  shares of Common Stock held by
      Wheatley  Associates.  Mr. Lieber  disclaims  beneficial  ownership of the securities held by Wheatley,  Wheatley Foreign, Wheatley II, Wheatley III,
      Wheatley Foreign III and Wheatley Associates,  except to the extent of his respective equity interests therein.

(6)   Based upon information contained in a report on Schedule 13G filed jointly on January 24, 2007 by Eli Oxenhorn and the Eli  Oxenhorn  Family  Limited
      Partnership  (the  "EOFLP").  Consists of (i)  2,514,329  shares of Common
      Stock  held  by Mr.  Oxenhorn  (including  3,500  shares  held  by the Eli
      Oxenhorn  SEP IRA  account  and  8,000  shares  held  by the Eli  Oxenhorn
      Rollover IRA Account) and (ii) 211,077  shares of Common Stock held by the
      EOFLP. Mr. Oxenhorn disclaims  beneficial ownership of the securities held by the EOFLP,  except to the  extent of his  respective  equity  interests therein.

(7)   Based upon  information  contained in the  Wheatley 13D and certain  other information.  Consists of (i) 469,680 shares of Common Stock held by Barry
      Fingerhut,  (ii) 484,051  shares of Common  Stock held by Wheatley,  (iii)
      41,008  shares of Common  Stock held by  Wheatley  Foreign,  (iv)  180,089 shares of Common Stock held by Wheatley II, (v) 1,370,015 shares of Common
      Stock held by Wheatley  III,  (vi) 293,012  shares of Common Stock held by
      Wheatley  Foreign  III,  (vii)  299,809  shares  of Common  Stock  held by
      Wheatley  Associates,  and (viii) 20,000  shares held by a partnership  in which  Mr.  Fingerhut  is  a  general  partner.  Mr.  Fingerhut  disclaims beneficial ownership of the securities held by Wheatley, Wheatley Foreign,
      Wheatley II, Wheatley III,  Wheatley Foreign III and Wheatley  Associates,
      except to the extent of his respective equity interests therein.

(8)   Based upon  information  contained in the  Wheatley 13D and certain  other information.  Consists of (i) 82,522  shares of Common  Stock held by Seth
      Lieber,  (ii) 20,800  shares of Common Stock held by the Irwin Lieber 1996

      Grandfather  Trust (the  "Grandfather  Trust")  for which Seth Lieber is a co-trustee,  (iii) 484,051  shares of Common Stock held by Wheatley,  (iv)
      41,008 shares of Common Stock held by Wheatley Foreign, (v) 180,089 shares of Common Stock held by Wheatley II, (vi) 1,370,015 shares of Common Stock held by  Wheatley  III,  (vii)  293,012  shares  of Common  Stock  held by
      Wheatley  Foreign  III,  (viii)  299,809  shares of Common  Stock  held by
      Wheatley  Associates  and (ix)  259,868  shares  of Common  Stock  held by
      Applegreen.  Mr. Lieber disclaims  beneficial  ownership of the securities held by the Grandfather Trust,  Wheatley,  Wheatley Foreign,  Wheatley II,
      Wheatley III,  Wheatley Foreign III,  Wheatley  Associates and Applegreen,
      except to the extent of his respective equity interests therein.

(9)   Based upon  information  contained in the  Wheatley 13D and certain  other information.  Consists  of (i)  15,400  shares  of  Common  Stock  held by
      Jonathan  Lieber,   (ii)  20,800  shares  of  Common  Stock  held  by  the
      Grandfather Trust for which Jonathan Lieber is a co-trustee, (iii) 484,051 shares of Common  Stock held by  Wheatley,  (iv)  41,008  shares of Common
      Stock held by Wheatley Foreign, (v) 180,089 shares of Common Stock held by
      Wheatley II, (vi)  1,370,015  shares of Common Stock held by Wheatley III,
      (vii) 293,012 shares of Common Stock held by Wheatley  Foreign III, (viii)
      299,809  shares of  Common  Stock  held by  Wheatley  Associates  and (ix)
      259,868  shares of Common Stock held by  Applegreen  Partners.  Mr. Lieber disclaims  beneficial  ownership of the securities held by the Grandfather
      Trust,  Wheatley,  Wheatley  Foreign,  Wheatley II, Wheatley III, Wheatley
      Foreign III, Wheatley  Associates and Applegreen,  except to the extent of his respective equity interests therein.

(10)  Based upon  information  contained in the  Wheatley 13D and certain  other information.  Consists of (i) 1,258 shares of Common Stock held by Marilyn
      Rubenstein,  (ii)  642,453  shares of Common  Stock held by Seneca,  (iii)
      743,513 shares of Common Stock held by Woodland Fund,  (iv) 692,983 shares of Common Stock held by Woodland Partners and (v) 395,217 shares of Common
      Stock held by Brookwood. Mrs. Rubenstein disclaims beneficial ownership of the  securities  held by Seneca,  Woodland  Fund,  Woodland  Partners  and
      Brookwood,  except  to the  extent  of  her  respective  equity  interests therein.  Does not include  1,401,103  shares of Common Stock held by Mrs.
      Rubenstein's spouse, Barry Rubenstein.

(11)  Based on information  contained in a Form 3 and a Form 4 filed by Mr. Bock and certain other  information.  Consists of 42,221 shares of Common Stock issuable upon exercise of options that are currently  exercisable  or that will be exercisable within 60 days of March 20, 2007.

(12)  Based on information contained in a Form 3 and Forms 4 filed by Mr. Carney and  certain  other  information.  Consists  of (i) 100 shares held by Mr.
      Carney and (ii) 69,999  shares of Common Stock  issuable  upon exercise of options that are currently  exercisable or that will be exercisable within
      60 days of March 20, 2007.

(13)  Based on  information  contained in Forms 4 filed by Mr. Dolin and certain other  information.  Consists of (i) 40,000 shares held by Northern  Union
      Club and (ii) 99,999  shares of Common  Stock  issuable  upon  exercise of options that are currently  exercisable or that will be exercisable within
      60 days of March  20,  2007.  Mr.  Dolin  is a  general  partner  of Mordo

      Partners,  which is a general  partner of Northern  Union Club.  Mr. Dolin disclaims  beneficial  ownership of the securities  held by Northern Union
      Club, except to the extent of his equity interest therein.

(14)  Based on information contained in Forms 4 filed by Mr. Fischer and certain other  information.  Consists of (i) 10,000 shares held by Mr. Fischer and
      (ii) 84,999 shares of Common Stock  issuable upon exercise of options that are currently  exercisable or that will be  exercisable  within 60 days of
      March 20, 2007.  Excludes 1,000 shares of Common Stock held by Mr. Fischer as  a  custodian  for  his  daughter.  Mr.  Fischer  disclaims  beneficial ownership of the securities  held as a custodian for his daughter,  except to the extent of his equity interest therein.

(15)  Based  on  information  contained  in a Form 3 and  Forms 4  filed  by Mr.
      Kaufman and certain other information. Consists of 36,666 shares of Common
      Stock issuable upon exercise of options that are currently  exercisable or that will be exercisable within 60 days of March 20, 2007.

(16)  Based on  information  contained  in Forms 4 filed by Mr. Lam and  certain other  information.  Consists of (i) 48,003  shares held by Mr. Lam,  (ii)
      1,234 shares of Common Stock held by Mr. Lam's  spouse,  and (iii) 565,943 shares  of  Common  Stock  issuable  upon  exercise  of  options  that are currently  exercisable or that will be exercisable within 60 days of March
      20, 2007.

(17)  Based on information  contained in a Form 3 and Forms 4 filed by Mr. Weber and certain other information.  Consists of 203,979 shares of Common Stock issuable upon exercise of options that are currently  exercisable  or that will be exercisable within 60 days of March 20, 2007.

(18)  Based on information contained in a Form 3 and Forms 4 filed by Mr. Wu and certain other  information.  Consists of (i) 202,836 shares held by Mr. Wu and (ii) 256,534  shares of Common Stock issuable upon exercise of options that are currently  exercisable or that will be exercisable within 60 days of March 20, 2007.

(19)  Consists of (i)  10,783,933  shares held by all  directors,  nominees  for director and executive  officers as a group and (ii)  1,360,340  shares of
      Common  Stock  issuable  upon  exercise  of  options  that  are  currently exercisable or that will be exercisable within 60 days of March 20, 2007.

                              BOARD OF DIRECTORS

INDEPENDENCE

      In accordance with the Company's Corporate Governance Guidelines,  and the
Nasdaq  Stock  Market  corporate   governance  listing  standards  (the  "Nasdaq
Standards"),  a majority  of the  Company's  directors  must be  independent  as
determined  by  the  Board.  In  making  its  independence   determinations  for
directors, the Board looks to the Nasdaq Standards.

      Under the Nasdaq Standards,  a director is independent if: the director is not  employed,  nor is the director a family member of anyone  employed,  by the
Company or any parent or  subsidiary;  the  director is not, and does not have a family  member who is, a partner of the  Company's  outside  auditor or a former partner or  employee of the outside  auditor who worked on the  Company's  audit during the past three  years;  the  director has not, and does not have a family member who has,  accepted  more than  $100,000  during the current or past three fiscal years from the Company or any of its affiliates; the director is not, nor is any family member of the director, a partner in, or a controlling stockholder or an executive  officer of, any organization to which the Company made, or from which the Company  received,  payments for property or services that exceed five percent of the recipient's consolidated gross revenues or $200,000, whichever is more;  and the director is not,  and does not have any family  member who is, an executive  officer  of  another  company  where any of the  Company's  executive officers serve on the other company's compensation committee.

      The Board of Directors currently consists of six directors,  five of whom,
Messrs. Bock, Carney, Dolin, Fischer, and Kaufman are independent. Mr. Huai is a non-independent  management  director  who  does  not  sit on  any of our  Board committees.

                                 PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

      The Company's bylaws authorize the Board of Directors to fix the number of directors  and provide that the directors  shall be divided into three  classes,
with  the  classes  of  directors  serving  for  staggered,   three-year  terms.
Currently, the number of members of the Board of Directors is six.

      The Company's  nominating  procedures,  including  procedures for director
candidates   proposed   to  be   nominated   by   stockholders,   and   director
qualifications, are set forth below.

      ReiJane  Huai and  Lawrence  S.  Dolin  were  nominated  by the  Company's
Nominating  and  Corporate  Governance  Committee  as the  Board  of  Directors'
nominees for director. Mr. Huai is currently the Chairman of the Company's Board of Directors and Mr. Dolin is currently a director of the Company. Each would be elected for a full  three-year  term. It is proposed that Mr. Huai and Mr. Dolin be elected to serve until the Annual Meeting of  Stockholders to be held in 2010 and until their successors are elected and shall have qualified.

      Unless authority is specifically  withheld,  proxies will be voted for the election of each of the nominees below to serve as a director of the Company for a term which will expire at the Company's  2010 Annual  Meeting of  Stockholders
and until a  successor  is  elected  and  qualified.  If any one or more of such nominees  should for any reason become  unavailable  for  election,  the persons named in the  accompanying  form of proxy  may  vote  for the  election  of such substitute nominees as the Board of Directors may propose. The accompanying form of proxy  contains  a  discretionary  grant of  authority  with  respect to this matter.

                                                                      Director
Name                                            Position       Age     Since
----                                            --------       ---     -----
ReiJane Huai    .......................     Director Nominee    48     2001
Lawrence S. Dolin......................     Director Nominee    63     2001

      REIJANE HUAI has served as President and Chief Executive  Officer of the
Company and its predecessor  since December 2000 and has served as Chairman of the  Board of the  Company  since  August  2001.  Mr.  Huai  also  served as a director  of the  Company's  predecessor  from July 2000 to August  2001.  Mr.
Huai  came  to  the  Company  with  a  career  in  software   development  and
management.  As  executive  vice  president  and general  manager,  Asia,  for
Computer  Associates  International,  Inc.,  he  was  responsible  for  sales, marketing and the development of strategic  joint ventures in the region.  Mr.
Huai  joined  Computer  Associates  in 1996 with its  acquisition  of Cheyenne
Software,  Inc., where he was president and chief executive officer.  Mr. Huai
joined  Cheyenne   Software,   Inc.,  in  1985  as  manager  of  research  and
development of ARCserve,  the industry's first storage management solution for the  client/server  environment.  Mr.  Huai  received  a  master's  degree  in computer  science  from the  State  University  of New York at Stony  Brook in
1985.  Mr. Huai has been a director of the Company since August, 2001.

      LAWRENCE  S.  DOLIN has been  Chairman,  President  and Chief  Executive
Officer of Noteworthy  Medical  Systems,  Inc.  ("Noteworthy"),  a provider of computerized  patient  record  software,  since  January  2000.  Since January
1996, Mr. Dolin has been a general  partner of Mordo  Partners,  an investment management  partnership.  Since  1981,  Mr.  Dolin has served as a director of
Morgan's Foods,  Inc.,  which owns,  through  wholly-owned  subsidiaries,  KFC restaurants,  Taco  Bell  restaurants  and Pizza Hut  restaurants.  Mr.  Dolin holds a B.A.  from  Case  Western  Reserve  University  and a J.D.  from  Case
Western  Reserve  University.  Mr.  Dolin has been a director  of the  Company since August 2001.

      The names of the directors, whose terms expire at the 2008 and 2009 Annual
Meetings of Stockholders of the Company,  who are currently serving their terms, are set forth below:

                                                                     Director
Name                                            Position      Age     Since
----                                            --------      ---     -----
Steven L. Bock ........................         Director       53     2005
Patrick B. Carney......................         Director       42     2003
Steven R. Fischer......................         Director       61     2001
Alan W. Kaufman........................         Director       68     2005

      STEVEN L. BOCK has been CEO and  President  of  Rotobrush  International
LLC, a leading  provider  of air duct  cleaning  systems to a range of service
contractors,   since  October  2005.  He  is  also  a  member  of  Rotobrush's
Supervisory  Committee.  Mr.  Bock was  Chairman of the Board and CEO of Unger
Software  Corporation  December  from 2002 until January 2007. He was also the
President  of Unger  Software  from  October  2002 to October  2005.  Prior to joining Unger  Software,  Mr. Bock was a consultant to early-stage  companies.
He served as a Director  and  Interim  Chief  Operating  Officer  of  B2BVideo
Network  from  November  2001 to May 2002.  From  December  1990  through July
2000,  Mr.  Bock was  Chairman,  Chief  Executive  Officer  and  President  of
Specialty  Catalog Corp., a direct marketer  targeting niche consumer  product categories  through a variety of catalogs and E-commerce  web sites.  Prior to joining Specialty  Catalog,  Mr. Bock was an officer at investment holding and management  firms and was a partner of a law firm.  Mr. Bock holds a B.S. from

                                       10

the State  University  of New York at  Albany,  and a J.D.  from  Harvard  Law
School.  Mr. Bock has been a Director of the Company  since  January  2005 and his term as a director of the Company expires in 2009.

      PATRICK B. CARNEY has been a Vice President of Melillo Consulting, Inc., a solutions  oriented  systems  integrator,  since  October,  2006,  and a General
Manager since April 1, 2005.  From  November,  2004,  through  March,  2005, Mr.
Carney  was an  independent  consultant  to  senior  management  and  senior  IT executives.  From October 2003,  through  October 2004, Mr. Carney was the Chief
Technology  Officer  for Barr  Laboratories  Inc.,  a  specialty  pharmaceutical company.  From August 2000 through July 2003 he served as the Chief  Information
Officer for the North  Shore - Long Island  Jewish  Health  System  where he was responsible for strategic IS planning and managing the IS and Telecommunications operations throughout the Health System. From 1995 to July, 2000, Mr. Carney was
the Vice  President & Chief  Information  Officer for Staten  Island  University
Hospital.  Mr. Carney's  career also includes IT management  experience in other industries  as he was also the  Director  of  Information  Systems for ABB Power
Generation  Inc., a subsidiary of the Zurich-based  Asea Brown Boveri,  and also held positions at KPMG Peat Marwick, Wang Laboratories, and IBM Corporation. Mr.
Carney  received  a BS degree  from  Manhattan  College.  Mr.  Carney has been a director  of the  Company  since May  2003,  and his term as a  director  of the
Company expires in 2009.

      STEVEN R. FISCHER has been  President of North Fork  Business  Capital,  a provider of asset based and  structured  finance loans of up to $150 million for corporate mergers and acquisitions,  recapitalizations,  and for general working capital purposes,  since July 2004. From February 2004 until July 2004, he was a consultant  to  financial  institutions.  From 1992 to February,  2004,  he held multiple executive management and financial  positions,  including most recently
President,  with  Transamerica  Business  Capital  Corporation,  a member of the
Transamerica  Finance  Corporation family of companies,  specializing in secured lending for mergers,  acquisitions  and  restructurings.  From 1981 to 1992,  he served as Vice President and Regional  Manager of Citibank,  N.A. Since 1995, he
has served as a director of ScanSource,  Inc., a value-added  distributor of POS and bar code  products.  Beginning in 2001 he served on the board of advisors of
Keltic Financial LLC., a privately held finance company that funds middle market companies.  He holds a B.S. in Economics and Accounting  from Queens College and an M.B.A.  from Baruch  College.  Mr. Fischer has been a director of the Company since August 2001, and his term as a director of the Company expires in 2008.

      ALAN W.  KAUFMAN  has been a  director  of  Appfluent  Technologies  since
October,  2002, and has been a member of the Advisory  Board of GridApp  Systems since March,  2006.  He was a director of NetIQ  Corporation  from August,  1997 until its merger with Attachment Corporation in August, 2006. Mr. Kaufman served as a director of QueryObject  Systems Corp.  from October 1997 to March 2002. He also  served as  QueryObject  Systems'  Chairman  of the Board  from May 1998 to
October 1999, and as President and Chief Executive  Officer from October 1997 to
December 1998, when he retired.  From December 1996 to October 1997, Mr. Kaufman was an  independent  consultant.  From April 1986 to December  1996, Mr. Kaufman held various  positions at Cheyenne  Software,  most recently as Executive  Vice
President of Worldwide  Sales.  Mr.  Kaufman was the founding  president of, and currently  serves on the Board of Directors of, the New York  Software  Industry
Association.  He is on the Advisory  Board of the CUNY (City  University  of New
York) Institute for Software Design and Development. Mr. Kaufman holds a B.S. in electrical engineering from Tufts University. Mr. Kaufman has been a director of the Company since May, 2005,  and his term as a director of the Company  expires in 2008.

                                       11

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE  FOR THE  ELECTION  OF THE
NOMINEES.

MEETINGS

      The Board of  Directors  met on sixteen  occasions  during the fiscal year ended  December 31, 2006. In addition to the meetings,  the members of the Board of Directors  sometimes  take action by unanimous  written  consent in lieu of a meeting, which is permitted. All Directors attended at least 75% of the meetings of the Board of Directors.

COMMITTEES

      The  Board of  Directors  currently  has  three  committees:  the  Audit
Committee;  the  Compensation  Committee;  and the  Nominating  and  Corporate
Governance Committee.  Each of these committees has a charter.  These charters
are       available       on       the       Company's        website       at
http://www.falconstor.com/en/company/?pg=Governance&sb=Committees.

      AUDIT COMMITTEE

      The Audit Committee consists of Messrs.  Bock, Dolin, and Fischer (Chair).
The Audit  Committee is appointed by the Board to assist the Board in monitoring
(1)  the  integrity  of  the  financial  statements  of  the  Company,  (2)  the qualifications and independence of the independent  registered public accounting firm engaged to audit the Company's consolidated  financial statements,  (3) the performance of the Company's  internal audit function and independent  auditors,
(4) the integrity of management and information  systems and internal  controls, and (5) the compliance by the Company with legal and regulatory requirements.

      Each member of the Audit  Committee  is required  to be  "independent"  as defined in the Nasdaq Standards and in Section 301of the  Sarbanes-Oxley  Act of
2002 (the  "Act")  and Rule 10A-3 of the  Securities  Exchange  Act of 1934,  as
amended.  The Board has  determined  that each member of the Audit  Committee is
"independent" under these standards. In addition, the Board has determined that, as required by the Nasdaq Standards, each member of the Audit Committee was able to read and to understand financial statements at the time of his appointment to the Audit Committee.

      The Board has further  determined that Mr. Fischer meets the definition of
"audit  committee  financial  expert," and  therefore  meets  comparable  Nasdaq
Standard  requirements,  because he has an understanding of financial statements and generally accepted accounting principles ("GAAP"); has the ability to assess
GAAP in connection  with the accounting for estimates,  accruals,  and reserves;
has experience in analyzing and evaluating  financial  statements that present a breadth  and  level of  complexity  of  accounting  issues  that  are  generally comparable  to the  breadth and  complexity  of issues  that can  reasonably  be
expected  to  be  raised  by  the  Company's   financial   statements;   has  an
understanding of internal controls and procedures for financial  reporting;  and has an  understanding of audit committee  functions.  Mr. Fischer acquired these attributes through education and experience  consistent with the requirements of the Act.

                                       12

      The Audit  Committee met four times during the fiscal year ended  December
31,  2006.  All  members  of the Audit  Committee  attended  at least 75% of the meetings  of the  committee  during  the times  they were  members  of the Audit
Committee.

      The Company's  Board of Directors has adopted,  and annually  reviews,  an
Audit Committee  Charter and Guidelines for Pre-Approval of Independent  Auditor
Services.

      COMPENSATION COMMITTEE

      The Compensation  Committee consists of Messrs.  Carney, Dolin (Chair) and
Kaufman.  The Compensation  Committee is appointed by the Board (i) to discharge the  responsibilities  of the Board  relating to  compensation  of the Company's executives,  (ii) to produce the annual  report that is required by the rules of the  Securities and Exchange  Commission to be included in the Company's  annual proxy  statement,  and (iii) to  administer,  and to approve  awards under,  the
Company's equity-based compensation plans for employees.  Under the Compensation
Committee  Charter  adopted in January  2005,  all  members of the  Compensation
Committee are required to be "independent"  as defined in the Nasdaq  Standards.
The Board has  determined  that all of the current  members of the  Compensation
Committee are "independent" under these standards.

      The  Compensation  Committee  met eight times during the fiscal year ended
December 31, 2006. All members of the Compensation  Committee  attended at least
75% of the meetings of the  committee  during the times they were members of the
Compensation Committee. The Compensation Committee also took action by unanimous written  consent in lieu of a meeting  seven times  during the fiscal year ended
December 31, 2006.

      NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

      The  Nominating  and Corporate  Governance  Committee  consists of Messrs.
Bock,  Carney  (Chair),  Fischer  and  Kaufman.  The  Nominating  and  Corporate
Governance  Committee  is appointed  by the Board:  (i) to identify  individuals qualified to become  Board  members,  (ii) to  recommend  to the Board  director candidates  for each annual  meeting of  stockholders  or as  necessary  to fill vacancies and newly created directorships and (iii) to perform a leadership role in shaping the Company's corporate governance policies, including developing and recommending to the Board a set of corporate  governance  principles.  Under the
Nominating  and  Corporate  Governance  Committee  Charter,  all  members of the
Nominating and Corporate  Governance  Committee are required to be "independent"
as defined in the Nasdaq  Standards.  The Board has  determined  that all of the current  members  of the  Nominating  and  Corporate  Governance  Committee  are
"independent" under these standards.

      The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2006. All members of the Nominating and Corporate
Governance  Committee  attended at least 75% of the  meetings  of the  committee during the times they were members of the  Nominating  and Corporate  Governance
Committee.

      The  Nominating  and  Corporate   Governance   Committee's   charter  is
available         on         the         Company's          website         at
http://www.falconstor.com/en/company/?pg=governance&sb=committees.

                                       13

NOMINATING PROCEDURES AND DIRECTOR QUALIFICATIONS

      The  Nominating  and  Corporate   Governance  Committee  has  adopted  the
following policies regarding nominations and director qualifications:

I. Consideration of Nominees Recommended by Stockholders

      The Committee  recognizes  that  qualified  candidates  for nomination for
Director can come from many  different  sources,  including  from the  Company's stockholders.  The Committee will  therefore  consider any nominee who meets the minimum qualifications set forth below.

            To propose a nominee,  a  stockholder  must provide the  following information:

            1.    The  stockholder's  name and,  if  different,  the name of the holder of record of the shares.

            2.    The stockholder's address and telephone number.

            3.    The name of the proposed nominee.

            4.    The address and phone number of the proposed nominee.

            5.    A listing of the proposed nominee's qualifications.

            6.    A statement by the stockholder  revealing whether the proposed nominee has assented to the  submission of her/his name by the stockholder.

            7.    A statement  from the  stockholder  describing any business or other relationship with the nominee.

            8.    A statement from the  stockholder  stating why the stockholder believes  the  nominee  would be a  valuable  addition  to the
                  Company's Board of Directors.

      The stockholder should submit the required information to:

                  Nominating and Corporate Governance Committee
                  c/o General Counsel
                  FalconStor Software, Inc.
                  2 Huntington Quadrangle
                  Suite 2S01
                  Melville, NY  11747

      With a copy to:

                  Director Human Resources
                  FalconStor Software, Inc.
                  2 Huntington Quadrangle
                  Suite 2S01
                  Melville, NY  11747

                                       14

      If  any  information  is  missing,   the  proposed  nominee  will  not  be
considered.

II.   Qualifications for Candidates

      The  Committee  believes  that the Company and its  stockholders  are best served by having  directors  from diverse  backgrounds  who can bring  different skills to the Company.  It is  therefore  not possible to create a rigid list of qualifications for Director candidates.  However,  absent unique  circumstances, the Committee  expects that each  candidate  should have the  following  minimum qualifications:

  o   Substantial  experience with technology companies.  This experience may be the  result  of  employment  with a  technology  company  or may be gained through other means, such as financial analysis of technology companies;

  o   The highest level of personal and professional ethics, integrity and values;

  o   An inquiring and independent mind;

  o   Practical wisdom and mature judgment;

  o   Expertise  that  is  useful  to  the  Company  and  complementary  to  the background  and  experience  of other  Board  members,  so that an optimal balance of Board members can be achieved and maintained;

  o   Willingness to devote the required time to carrying out the duties and responsibilities of Board membership;

  o   Commitment to serve on the Board for several years to develop knowledge about the Company's business;

  o   Willingness to represent the best interests of all stockholders and objectively appraise management performance; and

  o   Involvement  only in activities or interests that do not conflict with the director's responsibilities to the Company and its stockholders.

      At any time,  the  Committee may be looking for director  candidates  with certain qualifications or skills to replace departing directors or to complement the  skills  of  existing  directors  and to add to the  value  of the  Board of
Directors.

III. Identification and Evaluation of Candidates

      Candidates  for director may come from many different  sources  including, among  others,  recommendations  from current  directors,  recommendations  from management, third-party search organizations, and stockholders.

      In each instance, the Committee will perform a thorough examination of the candidate.  An initial  screening will be performed to ensure that the candidate meets the  minimum  qualifications  set forth  above and has  skills  that would enhance  the  Board  of  Directors.  Following  the  initial  screening,  if the candidate is still viewed as a potential  nominee,  the  Committee  will perform

                                       15

additional  evaluations  including,  among  other  things,  some  or  all of the
following:   Detailed  resume  review;  personal  interviews;   interviews  with
employer(s); and interviews with peer(s).

      All  candidates  will be  reviewed  to  determine  whether  they  meet the independence standards of the Nasdaq Standards. Failure to meet the independence standards  may be a  disqualifying  factor  based  on the  Board  of  Director's composition at the time. Even if failure to meet the  independence  standards is not by itself  disqualifying,  it will be taken into account by the Committee in determining  whether the  candidate  would make a valuable  contribution  to the
Board of Directors.

DIRECTOR COMPENSATION

                                  Fees Earned or    Option
                                   Paid in Cash     Awards
               Name                    (1)          (2) (3)     Total
---------------------------       -------------    -------     -------
     Steven L. Bock (4)               $5,000       $38,300     $43,300

     Patrick B. Carney (5)            $5,000       $57,450     $62,450

     Lawrence S. Dolin (6)            $5,000       $57,450     $62,450

     Steven R. Fischer (7)            $5,000       $57,450     $62,450

     Alan W. Kaufman (8)              $5,000       $38,300     $43,300

     (1)    Fees were earned in 2006 and paid in 2007.

     (2)    All amounts  represent  options to purchase  common stock which vest one third on the  first  anniversary  of the date of grant,  and one twenty-fourth  of the  remainder  vests  each month  thereafter  for twenty four months.

     (3)    All options are valued at grant date fair value in  accordance  with
            FAS 123(R), which was $3.83 on May 17, 2006.

     (4)    As of December 31, 2006, the option awards  outstanding for Mr. Bock total 60,000 shares.

     (5)    As of December  31,  2006,  the option  awards  outstanding  for Mr.
            Carney total 100,000 shares.

     (6)    As of December 31, 2006, the option awards outstanding for Mr. Dolin total 115,000 shares.

     (7)    As of December  31,  2006,  the option  awards  outstanding  for Mr.
            Fischer total 100,000 shares.

     (8)    As of December  31,  2006,  the option  awards  outstanding  for Mr.
            Kaufman total 60,000 shares

      Directors who are also employees  receive no  compensation  for serving on the Company's Board of Directors.  Non-employee directors are reimbursed for all travel and other  expenses  incurred  in  connection  with  attending  Board and
Committee meetings.

      Pursuant  to the 2004  Outside  Directors  Stock  Option  Plan (the  "2004
Plan"),  each non-employee  director of the Company was entitled upon becoming a non-employee  director to receive an initial grant of options to acquire  50,000 shares of Common Stock and an annual grant of options to acquire  10,000  shares

                                       16

of  Common  Stock on the date of each  Annual  Meeting  of  Stockholders  of the
Company.  These stock options were granted with per share exercise  prices equal to the fair market  value of the Common  Stock on the date of grant.  A director who  received  an initial  grant of options to acquire  50,000  shares of Common
Stock  within six months  prior to an Annual  Meeting  of  Stockholders  was not entitled  to receive an annual  grant of  options  to acquire  10,000  shares of
Common  Stock on the date of the  Annual  Meeting.  A  director  who  served  as
Chairperson  of a committee  of the Board of  Directors  for at least six months during a fiscal year was entitled to receive an  additional  grant of options to acquire  5,000  shares on the date of the next Annual  Meeting of  Stockholders.
One-third of the options vest on the first anniversary of the date of grant, and one  twenty-fourth  of the remainder vests each month thereafter for twenty-four months.

      In May 2006, each of Messrs. Carney, Dolin and Fischer received options to purchase  15,000 shares of Common Stock at an exercise  price of $6.40 per share and a grant date fair value  price of $3.83 (in  accordance  with  Statement  of
Financial  Accounting  Standards  123(R)) as their annual  grants under the 2004
Plan. Additionally, Messrs. Kaufman and Bock received options to purchase 10,000 shares of Common Stock at an exercise  price of $6.40 per share and a grant date fair value price of $3.83 (in accordance with FAS 123(R)) as their annual grants under the 2004 Plan.

      During the fourth  quarter of 2006,  the Company  undertook a project that required  attention from the directors above and beyond their normal duties.  In recognition  of the  unusual  demand on their  time,  the  Company  paid to each director  $1,000 for each of five meetings that each  director  participated  in during  November and December 2006.  These amounts were paid to the directors in
2007.

      The 2004 Plan  expired  in March  2007.  The  Company is  proposing  a new compensation structure for its outside directors going forward.

      From 2001 through 2006, the Company's  outside  directors were compensated for regular  activities  solely with options to purchase  Company  Common Stock.
Based on a review it recently conducted,  the Company's  Compensation  Committee believes it is appropriate to make a change in the types of compensation payable to the outside directors.

      The Compensation  Committee has proposed that, for the year 2007 and going forward,  outside  directors should receive a combination of cash, stock options and restricted stock grants.  For the year 2007,  outside directors will receive base cash fees in the amount of $26,500.  The chairperson of the Audit Committee will received an additional  $10,000 per annum and the chairpersons of any other
Board  committee  will  receive an  additional  $5,000 per annum.  In  addition, outside directors will receive $3,000 per annum for each committee on which they serve in a capacity  other than  chairperson.  Cash  director  fees will be paid quarterly  in arrears.  Because  all  directors  are  expected,  absent  unusual circumstances,  to attend  all  meetings  of the Board and all  meetings  of the committees on which they serve,  outside  directors will not receive any payment based on attendance at meetings.

      In addition  to cash fees,  it is proposed  that,  subject to  stockholder approval  of  Proposal  No.  3,  commencing  with the  2007  Annual  Meeting  of
Stockholders,  outside  directors  receive  annual  grants of 5,000  options  to purchase  Company  Common Stock and 5,000 shares of  restricted  Company  Common

                                       17

Stock.  Both the options and the restricted stock will be granted on the date of the  Company's  Annual  Meeting of  Stockholders  and will vest 33% on the first anniversary of grant,  33% on the second  anniversary  of grant,  and 34% on the third  anniversary of grant,  as long as the director has served the full period between Annual Meetings of Stockholders.  Further details of these equity grants may be found under the heading "Proposal No. 3" of this Proxy Statement.

CONTACTING THE BOARD OF DIRECTORS

      Stockholders  and others may contact  FalconStor's  Board of  Directors by sending a letter to:

                  Board of Directors
                  FalconStor Software, Inc.
                  2 Huntington Quadrangle, Suite 2S01
                  Melville, NY  11747

or by clicking on the "Contact  FalconStor's  Board of Directors"  link on the
FalconStor        Corporate        Governance        home        page       at
www.falconstor.com/en/company/?pg=Governance.

      Communications  directed  to the Board of  Directors  are  screened by the
Company's  Legal and/or Investor  Relations  departments.  Routine  requests for
Company  information are handled by the appropriate  Company  department.  Other communications are reviewed to determine if forwarding to the Board of Directors is necessary or appropriate. The Board of Directors receives a quarterly summary of all  communications  that are not  forwarded  to the Board's  attention.  All communications  are kept on file for two years for any  Director  who  wishes to view them.

ATTENDANCE AT ANNUAL MEETINGS

      The Company's policy is that, except for unusual circumstances,  all board members should attend the Company's Annual Meetings of  Stockholders.  All board members attended the Company's 2006 Annual Meeting of Stockholders.

                                   MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY

      The  following  table  contains  the  names,  positions  and  ages  of the executive officers of the Company who are not directors.

Name                 Position                                              Age
----                 --------                                              ---
Wayne Lam            Vice President, Co-Founder                             43
James Weber          Chief Financial Officer, Treasurer and Vice            36
                     President
Bernard Wu           Vice President, Business Development                   49

                                       18

      WAYNE  LAM  has  served  as a  vice  president  of  the  Company  and  its predecessor  entity since April 2000. Mr. Lam has more than 15 years of software development and corporate management  experience.  As vice president at Computer
Associates, he held various roles in product marketing, business development and product  development.  Mr.  Lam  joined  Computer  Associates  in 1996  with its acquisition  of Cheyenne  Software,  where he held various  positions  including general  manager of Cheyenne  Software  Netware  Division,  director of business development,  and head of Cheyenne  Communications,  a business development unit focusing on  communication  software.  From 1989 to 1993 he was  co-founder  and chief executive officer of Applied  Programming  Technologies,  where he managed all aspects of its operations and development projects. From 1987 to 1989 he was vice president of engineering at Advanced Graphic Applications, where he managed the  development of PC-based  document  management  systems and optical  storage device drivers. Mr. Lam has a B.E. in Electrical  Engineering from Cooper Union, where he was involved  with a privately  funded  research  project  studying the feasibility of building  paperless  offices using optical storage  devices.  The success of the project led to the formation of Advanced Graphic Applications.

      JAMES WEBER has served as Chief  Financial  Officer,  Treasurer and a Vice
President  since  February  2004.  Mr.  Weber  has over 10  years of  financial, accounting and management experience. Prior to becoming Chief Financial Officer,
Mr.  Weber  served as  worldwide  Corporate  Controller  of the  Company and its predecessor entity since April 2001. From 1998 through 2001, Mr. Weber served as
Corporate  Controller for theglobe.com,  an Internet  community.  Before joining
theglobe.com,  Mr.  Weber had been an audit  manager  with KPMG and had  several years  of  public  accounting  experience.  Mr.  Weber  is  a  Certified  Public
Accountant in the State of New York and received his Bachelor of Science  degree in accounting from Fordham University.

      BERNARD WU has served as Vice  President  of Business  Development  of the
Company and its  predecessor  entity since November  2000.  From 1998 to October
2000,  Mr. Wu was Senior Vice  President of sales and marketing for the Internet
Outsourcing  Division  of Trend  Micro,  a leading  Internet  security  software company.  Mr. Wu had  worldwide  responsibility  for  defining,  launching,  and
managing   OEM,   service,   and   alliance   partnerships   with  ISPs,   ASPs,
telecommunication  carriers,  and other  software  companies  for the purpose of offering  network-based  security services.  Prior to that, Mr. Wu had 15 years'
experience in various  executive and  managerial  positions at companies such as
Intel, Seagate,  Conner Peripherals,  and Computer  Associates/Cheyenne in areas including  product  development,  marketing,  and  OEM/channel  sales  of  RAID, optical,  and tape-based storage management software and subsystems.  In 1996 he co-authored a patent in the area of SCSI enclosure management services which has been widely adopted in the industry.  Mr. Wu has a BS/MS in engineering from the
University of California at Berkeley and an MBA from University of California at
Los Angeles Anderson School of Management.

                             EXECUTIVE COMPENSATION

      SUMMARY COMPENSATION TABLE. The following table sets forth, for the fiscal year indicated,  all compensation awarded to, paid to or earned by the Company's principal executive officer, principal financial officer and the Company's other executive officers (collectively, the "Named Executive Officers"). The executive compensation provided below reflects the executive  compensation  information of the Company for the year indicated.

                                       19

                           SUMMARY COMPENSATION TABLE

                                                            Non-Equity
                                                             Incentive
    Name and                                    Stock      Compensation
    Principal                                   Awards         Plan
    Position            Year       Salary        (1)            (2)          Total
------------------      ------   -----------  -----------   ------------   -----------

ReiJane Huai...         2006      $275,000        --          $109,723       $384,723
Chairman and
Chief
Executive Officer
(Principal
Executive Officer)

James Weber....         2006      $190,000     $137,600       $30,000       $357,600
Vice President and
Chief Financial
Officer
(Principal Financial
Officer)

Wayne Lam  ....         2006      $190,000     $137,600       $25,000       $352,600
Vice President

Bernard Wu ....         2006      $190,000     $137,600       $30,000       $357,600
Vice President-
Business
Development

(1)   The Company  granted  restricted  stock awards on August 7, 2006.  Messrs.
      Lam, Weber, and Wu were each granted 20,000 restricted  shares. The shares were  granted on a  discretionary  basis and are  subject to a  three-year vesting  period.  Please refer to footnote 8 of the Company's  2006 annual report  filed  on  Form  10-K  for  further  information  relating  to all share-based awards.

(2)   Messrs Weber, Lam and Wu earned cash bonuses for 2006 of $30,000,  $25,000 and  $30,000,  respectively,  under  the  incentive  compensation  program established  by the  Compensation  Committee  of the  Company's  Board  of
      Directors on August 7, 2006. Mr. Huai's cash bonus for 2006 was awarded in accordance with the criteria set forth in Mr. Huai's employment agreement, dated November 7, 2005.

                                       20

                     GRANTS OF PLAN-BASED AWARDS FOR 2006

      The following table provides  information  related to grants of plan-based awards granted to the Company's Named Executive Officers.  The Company currently does not have any plans providing for the grant of stock appreciation rights.

                                                         All Other
                                                        Stock Awards:      Grant Date
                                                          Number of       Fair Value of
                                                          Shares of         Stock and
                                              Grant     Stock or Units    Option Awards
              Name                            Date         (#) (1)          ($/Share)
-------------------------------------       ---------  ----------------  ----------------

ReiJane Huai ........................           --             --           --
Chairman and Chief
Executive Officer
(Principal
Executive Officer)

James Weber .........................         8/7/06         20,000            6.88
Vice President and
Chief Financial
Officer
(Principal
Financial Officer)

Wayne Lam ...........................         8/7/06         20,000            6.88
Vice President

Bernard Wu ..........................         8/7/06         20,000            6.88
Vice President -
Business Development

      (1)   Reflects  restricted  stock awards granted.  The award vests ratably
            33%, 33%, and 34% per year on each anniversary of the date of grant.

                OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2006

      The  following  table  provides   information  related  to  the  aggregate
outstanding  equity awards which were granted to the Company's  Named  Executive
Officers as of December 31, 2006.

                                       21

                                                                    Option Awards                                  Stock Awards
                                            -----------------------------------------------------------     ------------------------
                                             Number of        Number of                                       Number       Market
                                            Securities       Securities                                     of Shares     Value of
                                            Underlying       Underlying                                     or Units     Shares or
                                            Unexercised      Unexercised                                    of Stock      Units of
                                             Options          Options                                         That       Stock That
                                                                                                            Have Not      Have Not
                                                (#)             (#)            Option         Option         Vested        Vested
                                                                              Exercise       Expiration
          Name                              Exercisable     Unexercisable      Price           Date            (#)            ($)
---------------------------------------     -----------     -------------     --------       ----------     ---------    -----------
ReiJane Huai ..........................        --               --             --                --           --             --
Chairman and Chief
Executive Officer
(Principal Executive
Officer)

James Weber ...........................      54,139(1)          --            $   0.35       10/31/2010       --             --
Vice President and Chief
Financial Officer                             5,000(2)          --            $   6.20       11/4/2011        --             --
(Principal Financial
Officer)                                     11,340(3)          --            $   5.07       5/6/2012         --             --

                                             30,000(4)          --            $   4.04       11/10/2012       --             --

                                             50,000(5)          --            $   5.33       5/14/2013        --             --

                                             41,250(6)        83,750          $   8.20       1/5/2015         --             --

                                               --               --             --                --         20,000(7)    $173,000(8)

Wayne Lam .............................     108,213(9)          --            $   0.35       4/30/2010        --             --
Vice President
                                             50,530(1)          --            $   0.35       10/31/2010       --             --

                                             75,000(3)          --            $   5.07       5/6/2012         --             --

                                            150,000(4)          --            $   4.04       11/10/2012       --             --

                                            100,000(10)         --            $   8.43       12/22/2013       --             --

                                             56,100(6)       113,900          $   8.20       1/5/2015         --             --

                                               --               --             --                --         20,000(7)    $173,000(8)

                                                                 22

                                                                    Option Awards                                  Stock Awards
                                            -----------------------------------------------------------     ------------------------
                                             Number of        Number of                                       Number       Market
                                            Securities       Securities                                     of Shares     Value of
                                            Underlying       Underlying                                     or Units     Shares or
                                            Unexercised      Unexercised                                    of Stock      Units of
                                             Options          Options                                         That       Stock That
                                                                                                            Have Not      Have Not
                                                (#)             (#)            Option         Option         Vested        Vested
                                                                              Exercise       Expiration
          Name                              Exercisable     Unexercisable      Price           Date            (#)            ($)
---------------------------------------     -----------     -------------     --------       ----------     ---------    -----------

Bernard Wu ............................      20,100(3)          --            $   5.07       5/6/2012         --             --
Vice President-Business
Development                                  80,000(4)          --            $   4.04       11/10/2012       --             --

                                            100,000(10)         --            $   8.43       12/22/2013       --             --

                                             41,250(6)        83,750          $   8.20       1/5/2015         --             --

                                             24,750(11)       50,250          $   6.80       11/6/2015        --             --

                                               --               --             --                --         20,000(7)    $173,000(8)

(1)   Award fully vested on October 31, 2003

(2)   Award fully vested on November 4, 2004

(3)   Award fully vested on May 6, 2005

(4)   Award fully vested on November 10, 2005

(5)   Award fully vested on May 14, 2006

(6)   Award was granted on January 6, 2005. The award vests 33%, 33% and 34%
      on each anniversary over a three year period

(7)   Messrs. Lam, Weber, and Wu were each awarded 20,000 restricted stock units on August 7, 2006,  which vest 33%, 33% and 34% on each anniversary over a three year period

(8)   The closing price of the Company's stock on December 29, 2006 (last trading day of 2006) was $8.65 per share

(9)   Award fully vested on April 30, 2003

(10)  Award fully vested on December 22, 2006

(11)  Award was granted on November 7, 2005. The award vests 33%, 33% and 34% on each anniversary over a three year period

                                       23

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based  solely upon a review of Forms 3, 4, and 5, and  amendments  thereto furnished to the Company  during the fiscal year ended  December  31, 2006,  the
Company is not aware of any director,  officer, or beneficial owner of more than
10 percent of any class of Company equities who failed to file on a timely basis reports  required by Section 16(a) of the Exchange  Act,  during the fiscal year ended December 31, 2006.

                      EQUITY COMPENSATION PLAN INFORMATION

      The  Company  currently  does not have any equity  compensation  plans not approved by security holders.

                                         Number of                          Number of Securities
                                       Securities to         Weighted        Remaining Available
                                       be Issued upon        -Average        for Future Issuance
                                        Exercise of       exercise Price        Under Equity
                                        Outstanding       of Outstanding     Compensation Plans
                                          Options,           Options,            (Excluding
                                        Warrants and       Warrants and     Securities Reflected
                                         Rights (1)         Rights (1)        in Column (a)(1))

Plan Category                               (a)                (b)                   (c)
-------------                               ---                ---                   ---
Equity compensation
plans approved by
security holders  ................       10,835,975         $   5.62               794,573

(1)   As of December 31, 2006.

                              EMPLOYMENT AGREEMENTS

      The Company has an employment agreement with ReiJane Huai, as discussed in the  Compensation  Discussion and Analysis,  below. The Company does not have an employment agreement with any other Named Executive Officer.

                   SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

SEVERANCE AGREEMENT

      The Second Amended and Restated  Employment  Agreement between the Company and Mr. Huai (the "Employment  Agreement") provides for the payment of an amount equal to Mr.  Huai's base salary  ($275,000)  if the Company and Mr. Huai do not enter into a new employment  agreement for a term of at least two years, with an effective  date of January  1, 2008,  on  similar  terms and  conditions  to the
Employment  Agreement.  The payment is to be made semi-monthly,  in arrears, for the  calendar  year 2008.  No  severance  is due if: (1) Mr. Huai  breached  the confidentiality,  non-compete, or any other material provision of the employment agreement;  (2) Mr. Haui is terminated  for cause (as defined in the  Employment
Agreement);  (3) the Company has offered a new agreement with a term of at least two years,  on similar terms and  conditions,  and Mr. Huai has declined to sign the new agreement;  or (4) Mr. Huai has received a change of control  payment at least equal to his base salary.

                                       24

CHANGE IN CONTROL AGREEMENTS

      The Company's  2005 Key  Executive  Severance  Protection  Plan (the "2005
Plan")  provides for payments to certain  officers and employees of the Company, including all Named Executive  Officers,  in the event that there is a change in control of the Company and the  individual's  employment  is  terminated  within twenty-four months of the change in control.  These agreements were entered into to ensure the continued service of the Named Executive  Officers in the event of a change in control.

      For  purposes  of the 2005 Plan,  a "Change in  Control" is deemed to have occurred if:

      o     more than fifty percent of the Company's voting  securities,  or the power to vote  more  than  fifty  percent  of the  Company's  voting securities, is acquired;

      o     the  members  of the  Company's  board  of  directors  cease to be a majority of the board of directors following a merger;

      o     a  merger,  consolidation  or  reorganization  (a)  with or into the
            Company, or (b) in which securities of the Company are issued;

      o     a complete liquidation or dissolution of the Company; or

      o     the sale or other  disposition  of all or  substantially  all of the assets of the Company.

      In the event a Change in Control occurs,  and a Named Executive Officer is terminated  within  two years of the  Change  in  Control,  the Named  Executive
Officer is entitled to certain severance benefits  ("Severance  Benefits").  The
Named  Executive  Officer is not  entitled  to  severance  benefits if the Named
Executive  Officer  is  terminated:  (a) for cause;  (b) by reason of  permanent disability;  (c)  voluntarily  by the Named  Executive  Officer  other  than for certain defined reasons; or (d) by death.

      The Severance Benefits to which each of the Named Executive Officers would be entitled are:

      a.    a payment equal to three times the Named  Executive  Officer's  base salary, on an annualized basis, at the time of the Change in Control or, if greater, at any time after the Change in Control;

      b.    a payment  equal to three  times the  highest  annual  bonus paid or payable  to the Named  Executive  Officer  during  the  three  years preceding the Change in Control;

      c.    the continuation for three years for the Named Executive Officer and his dependents and  beneficiaries of basic life insurance,  flexible spending  account,  medical  and  dental  benefits  which were being provided immediately prior to the Change in Control (or, if greater, at any time thereafter); and

                                       25

      d1.   replacement of all stock options granted by the Company,  whether or not vested, with an equal number of fully vested options to purchase shares of the Company's common stock; or

      d2.   if the  Company's  board of  directors  approves at the time,  the surrender of all options,  whether  vested or not, in return for a cash payment  equal to the  difference  between the full  exercise price of each  option  surrendered  and the  greater  of:  (1) the average  price per share paid in connection  with the  acquisition of  control  of the  Company;  (2) the  price  per  share  paid in connection  with  any  tender  offer  leading  to  control  of the
            Company;  and (3) the mean  between  the high and the low  selling price of Company  common stock on the relevant  market on the date on which the Named  Executive  Officer became  entitled to receive
            Severance Benefits.

In  addition,  each of the Named  Executive  Officers is entitled to: (1) at the time any such tax is due, a lump sum  payment  equal to the amount of any income tax payable by the Named Executive  Officer and attributable to the benefits set forth in (c); and (2) in the event that any of the Severance Benefits is subject to an excise  tax,  a payment in an amount  grossed up so that the net  payment, after taxes, is equal to the excise tax.

      The following  table sets forth the value of the  severance  benefits each
Named Executive  Officer would be entitled to receive  assuming that a Change in
Control and the entitlement to receive  Severance  Benefits occurred on December
31, 2006:

Severance Benefit                                 Reijane               Wayne               James            Bernard
Component                                           Huai                 Lam                Weber               Wu
------------------------------------------ -------------------- ------------------ ------------------- -------------------

3 x Base Salary                              $     825,000.00    $     570,000.00    $     570,000.00    $     570,000.00

3 x Bonus                                    $     329,169.00    $      75,000.00    $      90,000.00    $      90,000.00

3 x Value of Benefits (1), (2)               $      32,894.64    $      32,894.64    $      32,894.64    $      38,700.36

Benefits Income Tax Gross-Up (2), (3)        $      13,767.00    $      13,767.00    $      13,767.00    $      17,144.00

Excise Tax Gross-Up (2), (4)                 $     486,384.00    $     277,299.00    $     318,785.00    $     368,215.00

Stock Options -- Unvested and
Accelerated (5)                                       --         $      51,255.00    $      37,688.00    $     130,650.00

Total                                        $   1,687,214.64    $   1,020,215.64    $   1,063,134.64    $   1,214,709.36

(1) Benefits include medical and dental benefits.

(2)  Assumes  that the Named  Executive  Officer  receives  three  full years of benefits.

                                       26

(3) Assumes an effective  federal income tax rate of 35% for all Named Executive
Officer,  an effective  6.85% New York state tax rate for Messrs.  Huai, Lam and
Weber, and an effective 9.3% California state tax rate for Mr. Wu.

(4) Assumes an effective  federal  income tax rate of 35% and an effective  FICA rate of 1.45% for all Named Executive Officer, an effective 6.85% New York state tax rate for Messrs. Huai, Lam and Weber, and an effective 9.3% California state tax rate for Mr. Wu.

(5) The value of  unvested  and  accelerated  stock  options  is the  difference between  the  exercise  price of each option and $8.65,  the  closing  price the
Company's  common stock on the Nasdaq Global Market on December 29, 2006. If the
Company's  Board of  Directors  is assumed to have  approved  the cashing out of options on December 31,  2006,  the value of unvested  and  accelerated  options would have been: Mr. Lam,  $55,950;  Mr. Weber,  $41,875;  and Mr. Wu, $137,350,
based on a mean value of the  Company's  common  stock of $8.70 on December  29,
2007.

                      COMPENSATION DISCUSSION AND ANALYSIS

                             COMPENSATION OBJECTIVES

      For  all  Named  Executive  Officers,   compensation  is  intended  to  be
performance-based. Our Compensation Committee believes that compensation paid to executive  officers  should be closely  aligned with our  performance  on both a short-term and long-term basis to create value for  shareholders,  and that such compensation  should  assist  us in  attracting  and  retaining  key  executives critical to our long-term success.

      In  establishing  compensation  for  our  Named  Executive  Officers,  the following are the Compensation Committee's objectives:

      o     Attract and retain  individuals  of superior  ability and managerial talent;

      o     Ensure   officers'   compensation  is  aligned  with  our  corporate
            strategies and business  objectives,  and the long-term interests of our stockholders; and

      o     Enhance the officers'  incentive to maximize  stockholder  value, as well as promote  retention of key people,  by providing a portion of total compensation for management in the form of direct ownership in us through stock options and grants of restricted stock.

      To achieve these objectives,  our overall compensation program aims to pay our Named  Executive  Officers  competitively,  consistent  with our success and their contribution to that success.  To accomplish this we rely on programs that provide  compensation  in the  form  of  both  cash  and  equity.  Although  our
Compensation  Committee  has not adopted any formal  guidelines  for  allocating total compensation between cash and equity, the Compensation Committee considers the balance  between  providing  short-term  incentives  and long-term  parallel
investment  with   stockholders  to  align  the  interests  of  management  with stockholders.

      We have not retained a compensation  consultant to review our policies and procedures  with respect to executive  compensation,  although the  Compensation
Committee  may elect to retain such a consultant  in the future if it determines that so doing  would be  helpful  in  developing,  implementing  or  maintaining compensation plans.

                                       27

      The  Compensation  Committee  conducts an annual  review of the  aggregate level of our  executive  compensation,  as well as the mix of  elements  used to compensate our Named Executive Officers. In addition, the Compensation Committee has historically taken into account input from other independent  members of our board of  directors  and,  to the  extent  available,  publicly  available  data relating to the  compensation  practices and policies of other companies  within and outside our  industry.  The  Compensation  Committee  compares our executive compensation  against the compensation paid by these peer companies.  While such comparisons  may not always be  appropriate  as a  stand-alone  tool for setting compensation  due to the  aspects of our  business  and  objectives  that may be unique to us,  we  generally  believe  that  gathering  this  information  is an important part of our compensation-related decision-making process.

      Although  generally  we believe that  executive  base  salaries  should be targeted  taking  into  consideration  the median of the range of  salaries  for executives in similar positions at comparable  companies,  we recognize that, to attract,  retain  and  motivate  key  individuals,  such as the Named  Executive
Officers,  the  Compensation  Committee  may  determine  that it is in our  best interests to negotiate  total  compensation  packages  with our Named  Executive
Officers  that may  deviate  from  the  general  principle  of  targeting  total compensation  at the median level for the peer group.  Actual pay for each Named
Executive Officer is determined around this structure, driven by the performance of the Named Executive Officer over time, as well as our annual performance.

                      DETERMINATION OF COMPENSATION AWARDS

CHIEF EXECUTIVE OFFICER

      The  compensation  of  the  Chief  Executive  Officer  of the  Company  is
determined  by  the  Compensation  Committee.  The  Committee's   determinations
regarding  compensation are based on a number of factors including,  in order of importance:

      o     Consideration  of the  operating and  financial  performance  of the
            Company,  primarily its operating income during the preceding fiscal year, as compared with prior operating periods;

      o     Attainment of a level of compensation  designed to retain a superior executive in a highly competitive environment; and

      o     Consideration  of  the  individual's  overall  contribution  to  the
            Company.

In addition,  due to Mr. Huai's substantial equity position in the Company,  the
Compensation  Committee has determined  that it is appropriate to compensate Mr.
Huai in cash, rather than through equity grants.

      Due to Mr. Huai's unique qualifications,  and his position in the Company, we have an employment  agreement with Mr. Huai. We entered into a Second Amended and  Restated  Employment  with Mr.  Huai  dated as of  November  7,  2005  (the
"Employment  Agreement"),  providing for the employment of Mr. Huai as President and Chief Executive  Officer.  The Employment  Agreement  provides that Mr. Huai shall devote  substantially  all of his professional time to the business of the
Company.  The  employment  agreement  provides  a base  salary in the  amount of

                                       28

$275,000. The Employment Agreement further provides for the potential payment of bonuses to Mr. Huai for the periods ending December 31, 2005, December 31, 2006, and  December 31,  2007.  The  Employment  Agreement  contains  non-competition, confidentiality  and  non-solicitation  provisions  that  apply for  twenty-four months after  cessation  of  employment.  The  Employment  Agreement  expires on
December 31, 2007.

OTHER NAMED EXECUTIVE OFFICERS

      Compensation  for the  Named  Executive  Officers  other  than  the  Chief
Executive  Officer  is  determined  by the  Compensation  Committee  based  upon consultation  with the Chief  Executive  Officer,  taking into  account the same factors considered in determining the Chief Executive Officer's  compensation as described  above.  Except as set forth below,  the Company has not established a policy with regard to Section  162(m) of the Internal  Revenue Code of 1986,  as
amended (the "Code"),  since the Company has not paid salaried  compensation  in excess  of $1  million  per  annum to any  employee.  Under  the 2000  Plan,  no recipient of options may be granted more than the fifteen percent of the options to shares of Common Stock in any calendar year. Therefore, compensation received
as  a  result   of   options   granted   under   the  2000   Plan   qualify   as
"performance-based"  for  purposes of Section  162(m) of the Code.  In addition, under the 2006 Plan, no recipient of options may be granted  options to purchase more than fifteen  percent of the shares of Common  Stock in any  calendar  year
(and,  if  Proposal  No. 2 is  adopted,  such  limitation  shall be no more than
300,000  shares of the Common  Stock  available  to be  granted in any  calendar year). Therefore, compensation received as a result of options granted under the
2006 Plan, qualify as "performance-based"  for purposes of Section 162(m) of the
Code (the options exercised by the Named Executive  Officers in fiscal 2006 were granted  under  either  the 2000  Plan or the 2006  Plan.  The  Named  Executive
Officers other than Mr. Huai received grants of restricted shares under the 2006
Plan in 2006. No stock options were granted to these Named Executive Officers in
2006.

      The  Company  applies  a  consistent  approach  to  compensation  for  all employees,  including  senior  management.  This approach is based on the belief that the achievements of the Company result from the coordinated  efforts of all employees working toward common objectives.

                            ELEMENTS OF COMPENSATION

BASE SALARY

      Base  salaries for our  executive  officers are  established  based on the scope of their responsibilities and individual  experience,  taking into account competitive market compensation paid by companies in our industry. Base salaries are reviewed  annually,  and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and  experience.  Base salaries are also adjusted  annually to take into account performance-based compensation.

PERFORMANCE-BASED COMPENSATION

      We structure our annual  incentive  program to reward  executive  officers based on our  performance  and the individual  executive's  contribution to that performance.  This allows executive  officers to receive such compensation based on the results that they helped us to achieve in the previous year.

                                       29

      Mr. Huai's performance-based compensation is determined based on a formula found in the Employment Agreement, as follows:

      The Employee  shall be entitled to receive a cash bonus (i) for the period from  September  1, 2004  through  December  31,  2005 (the  "First  Bonus
      Period") in an amount equal to 2.50% of the  Corporation's  net  operating income for such period as  determined  by reference  to the  Corporation's income statements, but without giving effect to (a) Statement of Financial
      Accounting Standard 123R, or (b) such other  extraordinary,  non-recurring and/or other unusual items as determined by the Compensation  Committee of the  Company's  Board  of  Directors  and  agreed  by a  majority  of  the independent  directors of the  Company's  Board of Directors  (hereinafter referred to as the "Operating Income") during the First Bonus Period, (ii)
      for the fiscal  year of the  Corporation  ending  December  31,  2006 (the
      "Second  Bonus  Period")  in an  amount  equal to the  product  of (A) the
      Applicable  Percentage (as defined below) and (B) the Operating Income for the Second Bonus  Period and (iii) for the fiscal year of the  Corporation ending  December 31, 2007 (the "Third Bonus Period") in an amount equal to the product of (A) the Applicable  Percentage and (B) the Operating Income
      for the Third Bonus Period.  Each bonus  payable to the Employee  shall be paid within 75 days after the last day of the applicable Bonus Period. For purposes  hereof,  "Applicable  Percentage"  shall mean (I) 1.50%,  if the percentage  obtained by dividing (x) the  Operating  Income for the Second
      Bonus  Period or the Third  Bonus  Period,  as the case may be, by (y) the shareholders  equity of the Corporation  during the Second Bonus Period or the Third Bonus Period,  as the case may be, as determined by reference to the annual audited balance sheet of the Corporation for the year ending as of the end of such Bonus Period (hereinafter  referred to as "Shareholders
      Equity")  is less  than or  equal to 5%,  (II)  2.00%,  if the  percentage obtained by dividing (x) the Operating  Income for the Second Bonus Period
      or the Third  Bonus  Period,  as the case may be, by (y) the  Shareholders
      Equity is more than 5% but less than or equal to 10%, (III) 2.25%,  if the percentage  obtained by dividing (x) the  Operating  Income for the Second
      Bonus  Period or the Third  Bonus  Period,  as the case may be, by (y) the
      Shareholders  Equity is more than 10% but less than or equal to 15%,  (IV)
      2.50%, if the percentage obtained by dividing (x) the Operating Income for the Second Bonus Period or the Third Bonus Period,  as the case may be, by
      (y) the Shareholders Equity is more than 15% but less than or equal to 20%
      and (V) 3.00%,  if the  percentage  obtained by dividing (x) the Operating
      Income for the Second Bonus Period or the Third Bonus Period,  as the case may be, by (y) the Shareholders Equity is more than 20%.

In order to determine the formula,  the  Compensation  Committee  considered the
Company's anticipated operating income over the term of the Employment Agreement and the appropriate  level of bonus that would  incentivize Mr. Huai to lead the
Company to meet or to beat the anticipated  operating  income.  The Compensation
Committee  also  considered  Mr.  Huai's base salary and the total  compensation appropriate for someone in Mr. Huai's position with Mr. Huai's qualifications.

                                       30

      For 2006, the Compensation  Committee determined that the $799,317 paid by the  Company in  settlement  of a  litigation  relating  to our  purchase  of IP
Metrics,  Inc.,  in 2002  should be  excluded  from net  operating  income.  The
Compensation  Committee determined that the fact that the settlement payment was included in the  Company's  operating  expenses  for 2006 was simply a matter of timing;  the expense was actually  related to events that  occurred from 2002 to
2004. Therefore,  the Compensation  Committee decided that the exclusion of this amount from Operating Income would yield an adjusted  operating income that more accurately reflected the Company's  performance during 2006. In March, 2007, Mr.
Huai received a bonus in the amount of $109,723,  calculated as set forth below, in accordance with the terms of the Employment Agreement:

GAAP Operating Income                                         ($ 4,706,339)

Excluded Items:

SFAS 123R Expense
                                                              $  9,393,154
Litigation Settlement
                                                              $    799,317
                                                              ------------

Operating Income after excluded items
                                                              $  5,486,132
Shareholders Equity
                                                              $ 55,043,247
                                                              ------------
Operating Income/Shareholders Equity                                  9.97%

Applicable Percentage (per Employment Agreement)                         2%

Bonus Amount (Applicable Percentage x Operating Income)
                                                              $    109,723
                                                              ============

      Messrs.  Lam,  Weber and Wu are each  eligible to receive  quarterly  cash bonuses  equal to a maximum  of 35% of their  respective  annual  salaries.  The quarterly  amounts are  determined by our Chief  Executive  Officer based on the their individual performance and are approved by the Compensation Committee. The
Compensation  Committee  believes  that the annual  incentive  program  provides incentives  necessary  to  retain  executive  officers  and to  reward  them for short-term company performance.

      From time to time, we will consider the payment of  discretionary  bonuses to our  executive  officers  on an annual  basis  after the close of each fiscal year. Bonuses will be determined based,  first, upon the level of achievement of our  strategic  and  operating  goals and,  second,  upon the level of  personal achievement by participants.  The achievement of our goals includes, among other things,  our performance as measured by the operating results of the Company and the quality of our products.  The  achievement  of personal  goals  includes the actual  performance  of the  department  of the Company for which the  executive officer  has  responsibility  as  compared  to the  planned  performance,  other individual  contributions,  the ability to manage and motivate employees and the achievement of assigned projects. Despite achievement of personal goals, bonuses might not be given based upon our performance.  To date, we have not granted any such discretionary bonuses.

                                       31

DISCRETIONARY LONG-TERM EQUITY INCENTIVE AWARDS

      The Compensation  Committee is responsible for determining the individuals who will be granted  options  and/or  restricted  shares,  the number of options and/or  restricted  shares each  individual  will receive,  the option price per share, and the terms of the options or restricted shares, including the exercise period of each option,  and the vesting period of each option and/or  restricted share.  The number of stock options  and/or  restricted  shares  granted to each executive officer is determined by the Compensation Committee based upon several factors,  including the executive  officer's  salary grade,  performance and the value of the stock options  and/or  restricted  shares at the time of grant.  We grant  options at the fair market value of the  underlying  stock on the date of grant.

MEDICAL INSURANCE

      We provide  to each  executive  officer,  and to the  executive  officer's spouse and  children,  such medical and dental  insurance as we may from time to time make available to our other full-time employees. All officers and full-time employees,  regardless of position,  receive medical and dental insurance on the same terms.

LIFE AND DISABILITY INSURANCE

      Prior to 2007, we provided  long-term  disability  insurance to all of our full-time  employees.  For 2007, we are providing  both life  insurance and long term  disability  insurance.  We provide each executive  officer such disability and/or life  insurance as we in our sole  discretion  may from time to time make
available  to  our  other  full-time  employees.   All  officers  and  full-time
employees,  regardless of position,  receive the life and  long-term  disability insurance on the same terms.

                   SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

      The terms of our  severance and change in control  agreements  are set out earlier in this Proxy Statement.

      We created the 2005 Key  Executive  Severance  Protection  Plan because we wanted  to  insure  the  continuity  of  management  if there  was an  actual or potential  change in control event. The 2005 Plan provides peace of mind for the
Named  Executive  Officers  that their  livelihoods  will not be affected by the actual  or  potential  change  in  control.  This  means  that  they will not be distracted by concerns for their own benefit during such an event.  In addition, the 2005 Plan helps to attract and to retain the Name Executive Officers.

                       2006 COMPENSATION COMMITTEE REPORT

      The Compensation  Committee has reviewed and discussed with management the foregoing  Compensation  Discussion  and Analysis  section of the Company's 2007
Proxy  Statement.  Based on its  review and  discussions  with  management,  the
Compensation   Committee   recommended  to  the  Board  of  Directors  that  the
Compensation  Discussion  and Analysis be included in the  Company's  2007 Proxy
Statement.

                                       32

                             Compensation Committee:
                             -----------------------
                             Patrick B. Carney
                             Lawrence S. Dolin
                             Alan W. Kaufman

      REPORT ON REPRICING OF OPTIONS.  None of the stock  options  granted under any of the  Company's  plans was repriced in the fiscal year ended  December 31,
2006.

      COMPENSATION  COMMITTEE  INTERLOCK  AND  INSIDER  PARTICIPATION.   Messrs.
Patrick B. Carney,  Lawrence S. Dolin,  and Alan W. Kaufman served as members of the  Compensation  Committee  of the Board of  Directors  during the fiscal year ended December 31, 2006.  There were no  relationships  that require  disclosure under Item 407(e)(4) of Regulation S-K.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      None.

                                       33

                                 PROPOSAL NO. 2

                                AMENDMENT TO THE

                           FALCONSTOR SOFTWARE, INC.,

                            2006 INCENTIVE STOCK PLAN

      The Board of  Directors  proposes  that the  amendment  to the  FalconStor
Software, Inc., 2006 Incentive Stock Plan (the "2006 Plan") be approved.

      The 2006 Plan is intended to assist the Company in securing and  retaining employees,  officers,  consultants and advisors (the "Participants") by allowing them to participate in the ownership and growth of the Company through the grant of incentive and nonqualified  stock options and shares of restricted stock. The granting of such options and  restricted  stock serves as partial  consideration for,  and gives the  Participants  an  additional  inducement  to remain in, the service of the Company and its  subsidiaries and provides them with an increased incentive to work towards the Company's  success.  Shares of Common Stock may be issued  under the 2006 Plan upon the  exercise of incentive  stock  options,  as defined in Section 422 of the  Internal  Revenue  Code of 1986,  as amended (the
"Code"),   and  nonqualified  stock  options,   or  to  Participants  with  such
restrictions as determined by the Company.

      The  proposed  amendment  relates to the number of shares  available to be issued  under the 2006  Plan upon the  exercise  of stock  options  or with such restrictions as determined by the Company.  It is proposed that the 2006 Plan be amended  so that if,  on July 1st of any  calendar  year in which the Plan is in effect (the  "Calculation  Date") the number of shares of Stock with  respect to which  Options  may be granted is less than five  percent  (5%) of the number of outstanding  shares of Stock,  the  number  of  shares  of Stock  available  for issuance  under the Plan  shall be  increased  so that the  number  equals  five percent (5%) of the shares of Stock  outstanding on the Calculation Date, but in no  event  shall  the  number  of  shares  of Stock  subject  to the Plan in the aggregate exceed twenty million shares, subject to adjustment as provided in the
2006 Plan. As of March 20, 2007,  there were 693,250  options to purchase Common
Stock and 225,000 shares of restricted stock outstanding under the 2006 Plan.

      The  Board  of  Directors   believes  it  is  in  the  Company's  and  its
stockholders'  best  interests to approve the amendment to the 2006 Plan because it would  ensure that the  Company is able to  continue to grant  options and to grant  restricted  shares  which  facilitates  the  benefits  of the  additional incentive  inherent in the  ownership  of Common Stock by the  Participants  and helps the  Company  retain  the  services  of these  Participants.  The Board of
Directors  also believes  that because  equity  compensation  is such a critical component of the  Company's  compensation  structure,  it is important  that the
Company have a sufficient  number of shares  available for issuance at all times under the 2006 Plan.  In  addition,  the  proposed  amendment  would  enable the
Company to avoid the time and the expense of seeking  additional  amendments  to approve increases of available shares under the 2006 Plan.

      The  proposed  amendment to the 2006 Plan is attached as Exhibit A to this
Proxy Statement.

                                       34

SUMMARY OF THE 2006 PLAN

      The following summary of the 2006 Plan, assuming  stockholder  approval of the above  amendment,  is qualified in its entirety by the specific  language of the 2006 Plan.

      GENERAL.   The  2006  Plan   provides  for  the  grant  of  incentive  and
nonqualified  stock  options,  and  restricted  stock,  to employees,  officers, consultants and advisors of the Company.

      SHARES  SUBJECT  TO  PLAN.  Initially,  a  maximum  of  1,500,000  of  the authorized  but  unissued or treasury  shares of the common stock of the Company may be  issued  upon the grant of  restricted  shares  or upon the  exercise  of options granted under the 2006 Plan. Thereafter,  if on July 1st of any calendar year in which the Plan is in  effect  (the  "Calculation  Date")  the  number of shares of Stock with  respect to which  Options may be granted is less than five percent (5%) of the number of outstanding  shares of Stock, the number of shares of Stock  available  for issuance  under the Plan shall be increased so that the number  equals  five  percent  (5%) of the  shares of Stock  outstanding  on the
Calculation Date, but in no event shall the number of shares of Stock subject to the Plan in the aggregate exceed twenty million shares, subject to adjustment as provided in the next paragraph.

      Upon   any   stock   dividend,   stock   split,   reverse   stock   split,
recapitalization,  combination,  reclassification,  or  similar  change  in  the capital  structure of the Company,  appropriate  adjustments will be made to the shares  subject  to the  2006  Plan and to  outstanding  restricted  shares  and options.  To the extent that (i) any outstanding  restricted  share or under the
2006 Plan expires or terminates  prior to the termination of the restrictions on restricted  stock,  (ii) any options  expires  prior to the exercise in full, or
(iii)  shares  issued  upon the  exercise  of an option are  repurchased  by the
Company,  the shares of Common  Stock for which such option is not  exercised or the  repurchased  shares  shall be  returned  to the 2006 Plan and again  become available  for  grant.  No  Participant  may be  granted,  in total,  options to purchase more than 300,000 of the shares authorized under the plan in any year.

      ADMINISTRATION.  The  2006  Plan  will  be  administered  by a  Committee, consisting  of two or  more  Non-Employee  members  of the  Board  of  Directors appointed by the Board of  Directors.  The  Committee  will  approve  option and restricted share grants to employees,  officers, consultants and advisors of the
Company,  and will determine the terms of any restrictions on restricted shares, subject to the  provisions of the 2006 Plan.  The  Committee  will also make any other  determinations  necessary or advisable for the administration of the 2006
Plan.  The  determinations  by the  Committee  will  be  final  and  conclusive.
Currently, the 2006 Plan is administered by the Compensation Committee.

      ELIGIBILITY.  Employees, officers, consultants and advisors of the Company are eligible to participate in the 2006 Plan.

      TERMS AND  CONDITIONS OF OPTIONS.  Each option granted under the 2006 Plan is  evidenced  by a written  agreement  between  the  Company  and the  optionee specifying  the number of shares  subject to the option and the other  terms and conditions of the option, consistent with the requirements of the 2006 Plan. The purchase  price of each share of Common  Stock  purchasable  under an  incentive option shall be determined  by the Stock Option  Committee at the time of grant, but shall not be less than 100% of the fair value of such share of Common  Stock on the date the option is granted;  provided,  however,  that with  respect to a

                                       35

Participant who, at the time such incentive option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all classes of stock of the Company or of any  Subsidiary,  the purchase  price  per share of Common  Stock  shall be at least  110% of the fair market value per share of Common Stock on the date of grant.  The purchase price of each share of Common Stock purchasable under a nonqualified  option shall not be less than 100% of the fair market  value of such share of Common Stock on the date the option is granted. Generally, the fair market value of the Common Stock will be the  closing  price  per share on the date of grant as  reported  on The
Nasdaq Global Market.  The exercise  price may be paid in cash, by check,  or in cash equivalent,  by tender of shares of the Company's Common Stock owned by the optionee  having a fair market  value not less than the exercise  price,  by the assignment  of the  proceeds  of a sale of some or all of the  shares  of Common
Stock being acquired upon the exercise of the option,  or by any  combination of these.  Not  withstanding  the  foregoing,  an optionee may not take any actions which  are  prohibited  by the  Sarbanes-Oxley  Act of 2002  and the  rules  and regulations  promulgated by the Securities and Exchange  Commission or any other agency thereunder.

      Options  granted  under the 2006 Plan become  exercisable  at such time or times and subject to such terms and  conditions  as shall be  determined  by the
Committee at the time of grant.  The term of each option shall be  determined by the  Committee  (but  shall not be more than 10 years  after the date of grant), subject to earlier  termination  in the event the  optionee's  service  with the
Company ceases.

      In  general,  during  the  lifetime  of the  optionee,  the  option may be exercised only by the optionee and may not be transferred or assigned, except by will or the laws of descent and  distribution.  However,  the 2006 Plan provides that, with the consent of the Committee, an optionee may transfer a nonqualified option to (i) a trust for the exclusive benefit of the optionee or (ii) a member of the optionee's immediate family (or a trust for his or her benefit).

      Upon a Change of Control of the  Company,  the  Company  will  replace all unexercised  stock options with an equal number of unrestricted and fully vested stock options to purchase shares of the Company's  Common Stock.  Alternatively, upon a Change of Control, and subject to Board approval at the time, an optionee may elect to surrender any unexercised options and to receive in return from the
Company a cash payment  equal to the  difference  between the exercise  price of each option  surrendered and the greater of (i) the average price per share paid in connection with the acquisition of the Company, (ii) the price per share paid in  connection  with any tender offer for shares of the  Company's  common stock leading to  control,  and (iii) the mean  between  the high and the low  selling prices of such stock on the Nasdaq  Global  Market or other  market on which the
Company's common stock is then traded on the date of the Change of Control.

      Simultaneously with the granting of an option the Committee may also grant dividend  equivalent  rights  equal to the  number of  shares  of  common  stock underlying  the option  multiplied by the  per-share  cash dividend or per-share market value of a non-cash dividend.  This provision shall only apply to special dividends of the Company.

      TERMS AND CONDITIONS OF RESTRICTED  STOCK.  A grantee of restricted  stock has no right to an award of restricted stock until the grantee accepts the award within the timeframe prescribed by the Committee and, if the Committee requires,

                                       36

makes  payment  to  the  Company  in  cash,  or by  check  or  other  acceptable instrument.  Certificate(s) are issued in the grantee's name after acceptance of the award by the grantee,  but are not delivered to the Grantee until the shares are free of any restrictions specified by the Committee at the time grant.

      Shares  of  restricted  stock  are  forfeitable  until  the  terms  of the restricted  stock grant have been satisfied.  Shares of restricted stock are not
transferable   until  the  date  on  which  the  Committee  has  specified  such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant,  distributions in the form of dividends or otherwise of additional shares or  property  in respect of shares of  restricted  stock shall be subject to the same restrictions as such shares of restricted stock.

      Upon the  occurrence of a change in control of the Company,  the Committee may accelerate the vesting of outstanding restricted stock, in whole or in part, as determined by the Committee, in its sole discretion.

      Unless  otherwise  determined by the  Committee at or after grant,  in the event the  grantee  ceases to be an employee or  otherwise  associated  with the
Company for any other reason,  all shares of restricted stock previously awarded to him which are still subject to restrictions will be forfeited and the Company will have the right to complete a blank stock power.  The  Committee may provide
(on or after  grant) that  restrictions  or  forfeiture  conditions  relating to shares of  restricted  stock  will be waived in whole or in part in the event of termination  resulting  from  specified  causes,  and the Committee may in other cases waive in whole or in part restrictions or forfeiture  conditions  relating to restricted stock.

      TERMINATION OR AMENDMENT. Unless earlier terminated by the Board, the 2006
Plan will  terminate  on April 3, 2016.  The 2006 Plan  provides  that it may be terminated or amended by the Board at any time, subject to stockholder  approval only if such amendment would increase the total number of shares of Common Stock reserved for issuance thereunder.

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

      INCENTIVE STOCK OPTIONS.  In general, no taxable income for federal income tax purposes  will be recognized by an option holder upon receipt or exercise of an incentive stock option,  and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option,  upon any such  disposition,  the option holder will recognize  capital  gain  equal to the  difference  between  the  sale  price on disposition and the exercise price.

      If, however,  the option holder disposes of his option shares prior to the expiration of the required holding period, he will recognize ordinary income for federal  income tax purposes in the year of  disposition  equal to the lesser of
(i) the  difference  between the fair market  value of the shares at the date of exercise and the exercise price,  or (ii) the difference  between the sale price
upon   disposition  and  the  exercise  price.   Any  additional  gain  on  such
disqualifying  disposition will be treated as capital gain. In addition, if such a  disqualifying  disposition is made by the option holder,  the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder  provided that such amount  constitutes an ordinary and reasonable expense of ours.

                                       37

      NON-QUALIFIED  STOCK  OPTIONS.  No taxable income will be recognized by an option holder upon receipt of a nonqualified  stock option, and the Company will not be entitled to a tax deduction for such grant.

      Upon the exercise of a nonqualified  stock option,  the option holder will generally include in taxable income, for federal income tax purposes, the excess in  value  on the  date of  exercise  of the  shares  acquired  pursuant  to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares,  the option  holder will derive  short-term  or long-term  gain or loss, depending upon the option  holder's  holding  period for the shares,  commencing upon  the  exercise  of the  option,  and upon the  subsequent  appreciation  or depreciation in the value of the shares.

      The Company generally will be entitled to a corresponding deduction at the time that the  participant is required to include the value of the shares in his income.

      RESTRICTED  SHARES.  Restricted stock may be granted under this Plan aside from, or in  association  with,  any other award.  A  participant  shall have no rights to an award of restricted stock unless and until the participant  accepts the award,  and if the Committee shall deem it desirable,  makes payments to the
Company of cash,  or by check.  After  acceptance  and the  issuance  of a stock certificate,  the  participant  shall have all the rights of a stockholder  with respect to the restricted stock.

      The Company shall issue in the  participant's  name a certificate  for the shares of Common Stock associated with the award of restricted  stock;  however, unless  otherwise  provided,  the  certificate  shall  not be  delivered  to the participant  until such  shares are free of any  restrictions  specified  by the
Committee at the time of grant. Shares of restricted stock are forfeitable until the terms of the  restricted  stock  grant  have been  satisfied,  and shares of restricted stock may not be transferred until all restrictions have lapsed. Upon a Change of Control,  the Committee may  accelerate  the vesting of  outstanding restricted stock, in its sole discretion.

      DIVIDEND   EQUIVALENTS.   Assuming   that  the   provisions   relating  to
nonqualified  deferred  compensation  set forth in Section  409A of the Code are inapplicable,  no taxable  income will be  recognized  by an option  holder upon receipt of a dividend equivalent right and the Company will not be entitled to a tax deduction upon the grant of such right.

      Upon the exercise of the stock option and receipt of cash or property with respect to the  dividend  equivalent  right,  the option  holder will include in taxable  income,  for federal income tax purposes,  the fair market value of the cash and other  property  received  with the respect to the dividend  equivalent right  and the  Company  will  generally  be  entitled  to a  corresponding  tax deduction.

      As indicated above, the tax treatment of dividend equivalent rights is not
clear.  The  Act  contains  provisions   applicable  to  nonqualified   deferred
compensation  plans,  which, if certain  conditions are not met, could result in the immediate  taxation of income and the  imposition of interest and additional tax.

                                       38

AMENDED PLAN BENEFITS

The  following  table sets forth the stock option and stock  awards  outstanding under the 2006 Plan as of the record date, March 20, 2007.

         Name                                           All Other Stock
                            Stock Option Awards       Awards Outstanding:
                            Outstanding: Number       Number of Shares of
                            of Shares or Options        Stock or Units
                                    (#)                       (#)
------------------------    --------------------      -------------------
ReiJane Huai                         --                        --
Chairman and Chief
Executive Officer
(Principal Executive
Officer)

James Weber                          --                      20,000
Vice President and
Chief Financial Officer
(Principal Financial
Officer)

Wayne Lam                            --                      20,000
Vice President

Bernard Wu                           --                      20,000
Vice President -
Business Development

All Named Executive                  --                      60,000
Officers as a Group

Non-Executive                        --                        --
Directors and Director
Nominees as Group (1)

Non-Executive Officer             693,250                   165,000
Employees as a Group

      (1)   Does not  include  options to  purchase  420,000  shares  granted to current non-employee Directors pursuant to the 1994 and 2004 Outside
            Director Stock Option Plans.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS  RECOMMENDS A VOTE TO APPROVE THE  AMENDMENT TO THE
FALCONSTOR SOFTWARE, INC., 2006 INCENTIVE STOCK PLAN.

                                       39

                                 PROPOSAL NO. 3

                         FALCONSTOR SOFTWARE, INC., 2007

                   OUTSIDE DIRECTORS EQUITY COMPENSATION PLAN

      The Board of Directors  proposes  that the  FalconStor  Software,  Inc.,
2007 Outside Directors Equity Compensation Plan (the "2007 Plan") be approved.

      The 2007 Plan is intended to assist the Company in securing and  retaining qualified outside directors (the "Directors") by allowing them to participate in the  ownership  and growth of the  Company  through the grant of  incentive  and nonqualified  stock options and shares of restricted stock. The granting of such options and restricted stock serves as partial  consideration for, and gives the
Directors an additional  inducement to remain in, the service of the Company and its subsidiaries  and provides them with an increased  incentive to work towards the Company's success.  Shares of Common Stock may be issued under the 2007 Plan upon the exercise of  nonqualified  stock  options,  or to  Directors  with such restrictions as determined by the Company.

      Beginning with the 2007 Annual Meeting of Stockholders, each Director will receive an annual grant of 5,000  options to purchase  Company  Common Stock and
5,000  shares of  restricted  Company  Common  Stock.  Both the  options and the restricted  stock will be granted on the date of the Company's Annual Meeting of
Stockholders  and will vest 33% on the first  anniversary  of grant,  33% on the second  anniversary of grant, and 34% on the third anniversary of grant, as long as  the  director  has  served  the  full  period  between  Annual  Meetings  of
Stockholders.

      The  Board  of  Directors   believes  it  is  in  the  Company's  and  its
stockholders' best interests to approve the 2007 Plan because it would allow the
Company to  continue  to grant  options  and to grant  restricted  shares  which facilitates the benefits of the additional  incentive  inherent in the ownership of Common Stock by the  Directors  and helps the Company  retain the services of these Directors.

      The proposed 2007 Plan is attached as Exhibit B to this Proxy Statement.

SUMMARY OF THE 2007 PLAN

      The following summary of the 2007 Plan, assuming  stockholder  approval of the 2007 Plan, is qualified in its entirety by the specific language of the 2007
Plan.

      GENERAL.  The 2007  Plan  provides  for the  grant of  nonqualified  stock options, and restricted stock, to outside directors of the Company.

      SHARES  SUBJECT  TO PLAN.  A maximum  of  300,000  of the  authorized  but unissued  or  treasury  shares of the common  stock of the Company may be issued upon the grant of  restricted  shares or upon the  exercise  of options  granted under the 2007 Plan. Upon any stock dividend,  stock split, reverse stock split, recapitalization,  combination,  reclassification,  or  similar  change  in  the capital  structure of the Company,  appropriate  adjustments will be made to the shares  subject  to the  2007  Plan and to  outstanding  restricted  shares  and options.  To the extent that (i) any outstanding  restricted  share or under the

                                       40

2007 Plan expires or terminates  prior to the termination of the restrictions on restricted  stock,  (ii) any options  expires  prior to the exercise in full, or
(iii)  shares  issued  upon the  exercise  of an option are  repurchased  by the
Company,  the shares of Common  Stock for which such option is not  exercised or the  repurchased  shares  shall be  returned  to the 2007 Plan and again  become available  for  grant.  No  Participant  may be  granted,  in total,  options to purchase more than 15% of the shares authorized under the plan.

      ADMINISTRATION.  The  2007  Plan  will be  administered  by the  Board  of
Directors.  The  Board  will  approve  option  and  restricted  share  grants to
Directors and will determine the terms of any restrictions on restricted shares, subject to the  provisions of the 2007 Plan.  The Board will also make any other determinations  necessary or advisable for the  administration of the 2007 Plan.
The determinations by the Board will be final and conclusive.

      ELIGIBILITY.  Outside directors of the Company are eligible to participate in the 2007 Plan.

      TERMS AND  CONDITIONS OF OPTIONS.  Each option granted under the 2007 Plan is  evidenced  by a written  agreement  between  the  Company  and the  optionee specifying  the number of shares  subject to the option and the other  terms and conditions of the option, consistent with the requirements of the 2007 Plan. The purchase  price of each share of Common Stock  purchasable  under a nonqualified option  shall not be less than 100% of the fair  market  value of such  share of
Common Stock on the date the option is granted. Generally, the fair market value of the Common Stock will be the closing  price per share on the date of grant as reported on The Nasdaq Global Market. The exercise price may be paid in cash, by check, or in cash equivalent,  by tender of shares of the Company's Common Stock owned by the  optionee  having a fair  market  value not less than the  exercise price,  by the assignment of the proceeds of a sale of some or all of the shares of Common  Stock being  acquired  upon the  exercise  of the  option,  or by any combination of these. Not  withstanding the foregoing,  an optionee may not take any actions which are prohibited by the Sarbanes-Oxley Act of 2002 and the rules and  regulations  promulgated by the  Securities and Exchange  Commission or any
other agency thereunder.

      Options  granted  under the 2007 Plan become  exercisable  at such time or times and subject to such terms and  conditions  as shall be  determined  by the
Committee at the time of grant.  The term of each option shall be  determined by the  Committee  (but  shall not be more than 10 years  after the date of grant), subject to earlier  termination  in the event the  optionee's  service  with the
Company ceases.

      In  general,  during  the  lifetime  of the  optionee,  the  option may be exercised only by the optionee and may not be transferred or assigned, except by will or the laws of descent and  distribution.  However,  the 2007 Plan provides that, with the consent of the Committee, an optionee may transfer a nonqualified option to: (i) an Immediate Family Member (as described in the 2007 Plan);  (ii)
a trust for the exclusive  benefit of the Director  and/or one or more Immediate
Family  Members;  (iii) a partnership  in which the Director  and/or one or more
Immediate  Family  Members are the only  partners;  or (iv) such other person or entity as the Board of Directors may permit.

      Upon a Change of Control of the  Company,  the  Company  will  replace all unexercised  stock options with an equal number of unrestricted and fully vested stock options to purchase shares of the Company's  Common Stock.  Alternatively, upon a Change of Control, and subject to Board approval at the time, an optionee

                                       41

may elect to surrender any unexercised options and to receive in return from the
Company a cash payment  equal to the  difference  between the exercise  price of each option  surrendered and the greater of (i) the average price per share paid in connection with the acquisition of the Company, (ii) the price per share paid in  connection  with any tender offer for shares of the  Company's  common stock leading to  control,  and (iii) the mean  between  the high and the low  selling prices of such stock on the Nasdaq  Global  Market or other  market on which the
Company's common stock is then traded on the date of the Change of Control.

      Simultaneously with the granting of an option the Committee may also grant dividend  equivalent  rights  equal to the  number of  shares  of  common  stock underlying  the option  multiplied by the  per-share  cash dividend or per-share market value of a non-cash dividend.  This provision shall only apply to special dividends of the Company.

      TERMS AND CONDITIONS OF RESTRICTED  STOCK.  A grantee of restricted  stock has no right to an award of restricted stock until the grantee accepts the award within the timeframe prescribed by the Committee and, if the Committee requires, makes  payment  to  the  Company  in  cash,  or by  check  or  other  acceptable instrument.  Certificate(s) are issued in the grantee's name after acceptance of the award by the grantee,  but are not delivered to the Grantee until the shares are free of any restrictions specified by the Committee at the time grant.

      Shares  of  restricted  stock  are  forfeitable  until  the  terms  of the restricted  stock grant have been satisfied.  Shares of restricted stock are not
transferable   until  the  date  on  which  the  Committee  has  specified  such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant,  distributions in the form of dividends or otherwise of additional shares or  property  in respect of shares of  restricted  stock shall be subject to the same restrictions as such shares of restricted stock.

      Upon the  occurrence of a change in control of the Company,  the Committee may accelerate the vesting of outstanding restricted stock, in whole or in part, as determined by the Committee, in its sole discretion.

      Unless  otherwise  determined by the  Committee at or after grant,  in the event the  grantee  ceases to be an employee or  otherwise  associated  with the
Company for any other reason,  all shares of restricted stock previously awarded to him which are still subject to restrictions will be forfeited and the Company will have the right to complete a blank stock power.  The  Committee may provide
(on or after  grant) that  restrictions  or  forfeiture  conditions  relating to shares of  restricted  stock  will be waived in whole or in part in the event of termination  resulting  from  specified  causes,  and the Committee may in other cases waive in whole or in part restrictions or forfeiture  conditions  relating to restricted stock.

      TERMINATION OR AMENDMENT. Unless earlier terminated by the Board, the 2007
Plan  will  terminate  on May 8,  2017.  The 2007 Plan  provides  that it may be terminated or amended by the Board at any time, subject to stockholder  approval only if such amendment would increase the total number of shares of Common Stock reserved for issuance thereunder.

                                       42

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

      NON-QUALIFIED  STOCK  OPTIONS.  No taxable income will be recognized by an option holder upon receipt of a nonqualified  stock option, and the Company will not be entitled to a tax deduction for such grant.

      Upon the exercise of a nonqualified  stock option,  the option holder will generally include in taxable income, for federal income tax purposes, the excess in  value  on the  date of  exercise  of the  shares  acquired  pursuant  to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares,  the option  holder will derive  short-term  or long-term  gain or loss, depending upon the option  holder's  holding  period for the shares,  commencing upon  the  exercise  of the  option,  and upon the  subsequent  appreciation  or depreciation in the value of the shares.

      The Company generally will be entitled to a corresponding deduction at the time that the  participant is required to include the value of the shares in his income.

      RESTRICTED  SHARES.  Restricted stock may be granted under this Plan aside from, or in  association  with,  any other award.  A  participant  shall have no rights to an award of restricted stock unless and until the participant  accepts the award,  and if the Committee shall deem it desirable,  makes payments to the
Company of cash,  or by check.  After  acceptance  and the  issuance  of a stock certificate,  the  participant  shall have all the rights of a stockholder  with respect to the restricted stock.

      The Company shall issue in the  participant's  name a certificate  for the shares of Common Stock associated with the award of restricted  stock;  however, unless  otherwise  provided,  the  certificate  shall  not be  delivered  to the participant  until such  shares are free of any  restrictions  specified  by the
Committee at the time of grant. Shares of restricted stock are forfeitable until the terms of the  restricted  stock  grant  have been  satisfied,  and shares of restricted stock may not be transferred until all restrictions have lapsed. Upon a Change of Control,  the Committee may  accelerate  the vesting of  outstanding restricted stock, in its sole discretion.

      DIVIDEND   EQUIVALENTS.   Assuming   that  the   provisions   relating  to
nonqualified  deferred  compensation  set forth in Section  409A of the Code are inapplicable,  no taxable  income will be  recognized  by an option  holder upon receipt of a dividend equivalent right and the Company will not be entitled to a tax deduction upon the grant of such right.

      Upon the exercise of the stock option and receipt of cash or property with respect to the  dividend  equivalent  right,  the option  holder will include in taxable  income,  for federal income tax purposes,  the fair market value of the cash and other  property  received  with the respect to the dividend  equivalent right  and the  Company  will  generally  be  entitled  to a  corresponding  tax deduction.

      As indicated above, the tax treatment of dividend equivalent rights is not
clear.  The  Act  contains  provisions   applicable  to  nonqualified   deferred
compensation  plans,  which, if certain  conditions are not met, could result in the immediate  taxation of income and the  imposition of interest and additional tax.

                                       43

      The Board  believes it is in the Company's  best  interests to approve the
2007 Plan,  which would allow the Company to continue to grant  options,  and to grant restricted stock, to secure for the Company the benefits of the additional incentive  inherent in the ownership of shares of the Company's  Common Stock by outside  directors  and to help the  Company  secure and retain the  services of outside directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE TO  APPROVE  THE  FALCONSTOR
SOFTWARE, INC., 2007 OUTSIDE DIRECTORS EQUITY COMPENSATION PLAN.

                                       44

                                 PROPOSAL NO. 4

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The  accounting  firm of KPMG LLP has  been  selected  as the  independent registered public accounting firm to audit the Company's  consolidated financial statements for the fiscal year ending December 31, 2007.  Although the selection of accountants does not require  ratification,  the Audit Committee of the Board of  Directors  has  directed  that the  appointment  of KPMG LLP be submitted to stockholders for  ratification  due to the significance of their  appointment by the Company.  If  stockholders  do not ratify the  appointment  of KPMG LLP, the
Audit Committee will consider the appointment of another independent  registered public  accounting  firm.  A  representative  of KPMG LLP,  which  served as the
Company's  independent  registered  public  accounting  firm for the fiscal year ended  December 31, 2006, is expected to be present at the Meeting and, if he so desires, will have the opportunity to make a statement, and in any event will be available to respond to appropriate questions.

      PRINCIPAL ACCOUNTANT FEES AND SERVICES

      Fees for  services  rendered  by KPMG LLP for the years 2006 and 2005 fell into the following categories:

      AUDIT FEES: Fees billed for professional services rendered by KPMG LLP for the audit of the Company's  consolidated  financial statements as of and for the fiscal years ended  December  31, 2006 and 2005,  and the reviews of the interim condensed consolidated financial statements included in the Company's Form 10-Qs during such fiscal years. These fees also include the audits of internal control over financial  reporting,  required under Section 404 of the Sarbanes-Oxley Act of 2002. The 2005 audit fees include  $116,534 for additional audit fees related to 2005, but billed and paid during 2006.

      AUDIT RELATED FEES: Fees billed for professional services rendered by KPMG
LLP for audit related services,  primarily including consents in connection with registration statements filed by the Company.

      TAX FEES: Fees billed for tax-related services rendered by KPMG LLP to the
Company.

      ALL OTHER  FEES:  There  were no other  fees  billed by KPMG LLP for the years 2006 and 2005.

          The approximate fees for each category were as follows:

                               Year Ended December 31,
                             ---------------------------
Description                    2006               2005
-----------                    ----               ----
Audit Fees                   $586,117           $680,634
Audit Related Fees           $  7,500           $  7,000
Tax Fees                     $ 47,033           $ 55,250
All Other Fees                   --                 --

                                       45

      The Audit  Committee has  considered  whether the provision by KPMG LLP of the services  covered by the fees other than the audit fees is  compatible  with maintaining KPMG LLP's independence and believes that it is compatible.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SELECTION OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.

      AUDIT COMMITTEE PRE-APPROVAL  PROCEDURES.  The Audit Committee has adopted the following guidelines  regarding the engagement of the Company's  independent registered public accounting firm to perform services for the Company:

      For audit  services  (including  statutory  audit  engagements as required under local country laws),  the independent  registered  public  accounting firm will provide the Audit  Committee  with an  engagement  letter  during the first quarter of each year  outlining the scope of the audit  services  proposed to be performed  during the fiscal  year.  If agreed to by the Audit  Committee,  this engagement  letter will be formally accepted by the Audit Committee at a meeting of the Audit Committee.

      The independent registered public accounting firm will submit to the Audit
Committee for approval an audit  services fee proposal  after  acceptance of the engagement letter.

      For  non-audit  services,  Company  management  will  submit  to the Audit
Committee for approval  (during the second quarter of each fiscal year) the list of  non-audit  services  that it  recommends  the  Audit  Committee  engage  the independent  registered  public  accounting firm to provide for the fiscal year.
Company  management and the independent  registered  public accounting firm will each confirm to the Audit  Committee that each non-audit  service on the list is permissible under all applicable legal requirements.  In addition to the list of planned non-audit services,  a budget estimating  non-audit service spending for the fiscal year will be provided. The Audit Committee will approve both the list of permissible  non-audit  services and the budget for such services.  The Audit
Committee  will be informed  routinely  as to the  non-audit  services  actually provided by the independent  registered  public accounting firm pursuant to this pre-approval process.

      To ensure  prompt  handling of  unexpected  matters,  the Audit  Committee delegates  to the Chair the  authority  to amend or modify the list of  approved permissible  non-audit  services and fees. The Chair will report action taken to the Audit Committee at the next Audit Committee meeting.

      The  independent  registered  public  accounting firm must ensure that all audit and non-audit  services  provided to the Company have been approved by the
Audit  Committee.  The Company  Controller  will be responsible for tracking all independent  registered  public accounting firm fees against the budget for such services and report at least annually to the Audit Committee.

                                       46

AUDIT COMMITTEE REPORT

      The Board of Directors appoints an Audit Committee each year to review the
Company's  financial matters.  Please see the Audit Committee  discussion in the
Board of Directors section, above, for a discussion of the Audit Committee.

        The  Audit  Committee  meets  with KPMG LLP (the  Company's  independent registered public accounting firm) and reviews the scope of their audit,  report and  recommendations.  The Audit  Committee  members  reviewed and discussed the audited  consolidated  financial  statements as of and for the fiscal year ended
December  31, 2006 with  management.  The Audit  Committee  also  discussed  all matters  required to be discussed by  Statement  of Auditing  Standards  No. 61,
Communication With Audit Committees,  as currently in effect, with KPMG LLP. The
Audit Committee received the written disclosures and the letter from KPMG LLP as required by Independence Standards Board Standard No. 1 Independence Discussions
With  Audit  Committees,   as  currently  in  effect,   and  has  discussed  the
independence of KPMG LLP with representatives of such firm.

      Based on their  review  and the  discussions  described  above,  the Audit
Committee  recommended  to the Board of  Directors  that the  Company's  audited consolidated  financial statements be included in the Company's Annual Report on
Form 10-K for the fiscal year ended December 31, 2006, to be filed with the SEC.

                                    Audit Committee
                                    ---------------
                                    Steven L. Bock
                                    Lawrence S. Dolin
                                    Steven R. Fischer

                                       47

                             SOLICITATION STATEMENT

      The Company will bear all expenses in connection with the  solicitation of proxies.  In addition to the use of the mail,  solicitations  may be made by the
Company's  regular  employees,  by  telephone,  telegraph  or personal  contact, without additional compensation. The Company will, upon their request, reimburse brokerage  houses and persons holding shares of Common Stock in the names of the
Company's  nominees for their reasonable  expenses in sending solicited material to their principals.

                              STOCKHOLDER PROPOSALS

      In order to be  considered  for  inclusion  in the proxy  materials  to be distributed in connection  with the next annual meeting of  stockholders  of the
Company, stockholder proposals for such meeting must be submitted to the Company no later than December 7, 2007.

      On May 21, 1998 the SEC adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule
14a-4(c)(1)  governs  the  Company's  use  of  its  discretionary  proxy  voting authority with respect to a stockholder proposal,  which is not addressed in the
Company's proxy statement.  The amendment  provides that if the Company does not receive  notice of the proposal at least 45 days prior to the first  anniversary of the date of mailing of the prior  year's  proxy  statement,  then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting,  without any discussion of the matter in the proxy statement.

      With respect to the Company's 2008 Annual Meeting of Stockholders,  if the
Company is not provided  notice of a  stockholder  proposal,  which has not been timely submitted, for inclusion in the Company's proxy statement by February 20,
2008 the Company will be permitted to use its discretionary  voting authority as outlined above.

                                  OTHER MATTERS

      So far as now known,  there is no business other than that described above to be presented for action by the stockholders at the Annual Meeting,  but it is intended  that the proxies  will be voted upon any other  matters and  proposals that may legally come before the Annual Meeting or any adjournment  thereof,  in accordance with the discretion of the persons named therein.

                                  ANNUAL REPORT

      The  Company  has  sent,  or  is  concurrently  sending,  to  all  of  its stockholders  of record as of March 20, 2007 a copy of its Annual Report for the fiscal year ended December 31, 2006. Such report contains the Company's  audited consolidated financial statements for the fiscal year ended December 31, 2006.

                                       48

                                 By Order of the Board of Directors,

                                 /s/ Seth R. Horowitz
                                 -----------------------------------
                                 Seth R. Horowitz
                                 Secretary

Dated:  Melville, New York
        April 3, 2007

      THE COMPANY WILL FURNISH A FREE COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR
THE  FISCAL  YEAR ENDED  DECEMBER  31,  2006  (WITHOUT  EXHIBITS)  TO ALL OF ITS
STOCKHOLDERS  OF RECORD AS OF MARCH 20, 2007 WHO WILL MAKE A WRITTEN  REQUEST TO
MR.  JAMES  WEBER,  CHIEF  FINANCIAL  OFFICER,   FALCONSTOR  SOFTWARE,  INC.,  2
HUNTINGTON QUADRANGLE, SUITE 2S01, MELVILLE, NEW YORK 11747.

                                       49

                                    EXHIBIT A

                                AMENDMENT TO THE

                            FALCONSTOR SOFTWARE, INC.

                            2006 INCENTIVE STOCK PLAN

      Section Four of the 2006 Incentive Stock Plan is hereby amended to read in its entirety as follows:

4.    STOCK RESERVED FOR THE PLAN.

      An initial total of 1,500,000  shares of the Company's  Common Stock,  par value $0.001 per share (the "Stock"),  shall be subject to the Plan.  Subject to adjustment as provided in Section 8 hereof,  if on July 1st of any calendar year in which the Plan is in effect (the "Calculation  Date") the number of shares of
Stock with  respect to which  Options  may be granted is less than five  percent
(5%) of the number of outstanding shares of Stock, the number of shares of Stock available  for  issuance  under the Plan shall be  increased  so that the number equals five percent (5%) of the shares of Stock  outstanding on the  Calculation
Date,  but in no event shall the total number of shares of Stock  subject to the
Plan in the aggregate  exceed twenty  million  shares,  subject to adjustment as provided in Section 8 hereof.  The maximum number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed three hundred  thousand  shares and the method of counting such shares  shall  conform  to  any  requirements  applicable  to  performance-based
compensation   under   Section   162(m)  of  the  Code,  if   qualification   as
performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued  shares,  treasury shares or previously  issued shares held by any  Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose.
Any of such shares of Stock that may remain unissued and that are not subject to outstanding  Options at the  termination  of the Plan shall cease to be reserved for the  purposes  of the Plan,  but until  termination  of the Plan the Company shall at all times  reserve a  sufficient  number of shares of Stock to meet the requirements of the Plan.  Should any Option or share of Restricted Stock expire or be canceled  prior to its exercise or vesting in full or should the number of shares of Stock to be  delivered  upon the  exercise  or  vesting  in full of an
Option or share of  Restricted  Stock be reduced for any  reason,  the shares of
Stock  theretofore  subject to such Option or share of  Restricted  Stock may be subject to future Options or shares of Restricted  Stock under the Plan,  except where such reissuance is  inconsistent  with the provisions of Section 162(m) of the Code where  qualification as  performance-based  compensation  under Section
162(m) of the Code is intended.

                                      A-1

                                    EXHIBIT B

                            FALCONSTOR SOFTWARE, INC.

                 2007 OUTSIDE DIRECTORS EQUITY COMPENSATION PLAN

1.    PURPOSE.  The  FalconStor  Software,  Inc. 2007 Outside  Directors  Equity
      Compensation Plan (the "Plan") is established effective as of the 26th day of March, 2007, (the "Effective Date") to create additional  incentive for the non  employee  directors  of  FalconStor  Software,  Inc.,  a Delaware corporation,  and any successor corporation thereto (collectively referred to as the "Company") to promote the financial  success and progress of the
      Company and any present or future parent and/or subsidiary corporations of the  Company.  For  purposes  of the  Plan,  a  parent  corporation  and a subsidiary  corporation  shall be as defined in sections 424(e) and 424(f)
      of the Internal Revenue Code of 1986, as amended (the "Code").

2.    ADMINISTRATION.  The Plan shall be  administered by the Board of Directors of the Company (the "Board")  and/or by a duly appointed  committee of the
      Board  having  such  powers  as  shall  be  specified  by the  Board.  Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and,  unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including,  without limitation,  the power to terminate  or amend the Plan at any time  subject to the terms of the Plan and any  applicable  limitations  imposed by law.  The Board shall have no authority, discretion or power to select the non-employee directors of the
      Company who will receive options or be granted shares of restricted  stock under the Plan, to set the exercise price of the options granted under the
      Plan,  to  determine  the  number of shares of common  stock to be granted under  option or the time at which  such  options  are to be  granted,  to establish the duration of option grants, to determine the number of shares of  restricted  stock to be granted  or the time at which  such  shares of restricted  stock are to be granted or to alter other terms or  conditions specified  in the  Plan,  except in the  sense of  administering  the Plan subject to the provisions of the Plan. All questions of  interpretation of the Plan,  of any options  granted  under the Plan (an "Option") or of any restricted stock granted under the plan  ("Restricted  Stock" and together with the Options,  an "Award") shall be determined by the Board,  and such determinations  shall be final  and  binding  upon all  persons  having an interest  in the Plan and/or any Award.  Any officer of the Company  shall have the  authority  to act on behalf of the Company  with  respect to any matter, right,  obligation,  or election which is the responsibility of or which is  allocated  to the  Company  herein,  provided  the  officer  has apparent  authority  with respect to such matter,  right,  obligation,  or election.

3.    ELIGIBILITY AND TYPE OF AWARDS. Awards may be granted only to directors of the  Company  who,  at the time of such grant,  are not  employees  of the
      Company  or of  any  parent  or  subsidiary  corporation  of  the  Company
      ("Outside  Directors").  Options  granted  to Outside  Directors  shall be nonqualified  stock  options;  that is,  options  that are not  treated as having been granted under section  422(b) of the Code. A person granted an
      Option is  hereinafter  referred  to as an  "Optionee".  A person  granted
      Restricted  Stock is hereinafter  referred to as a "Grantee" (and together with the Optionees,  the "Directors").  Notwithstanding anything contained herein,  no  Participant  may take any action  that is  prohibited  by the
      Sarbanes-Oxley  Act of 2002 and the rules and  regulations  promulgated by the Securities and Exchange Commission or any other agency thereunder.

                                      B-1

4.    SHARES  SUBJECT TO AWARDS.  Options shall be for the purchase of shares of authorized but unissued common stock or treasury shares of common stock of the Company (the "Stock"),  subject to adjustment as provided in paragraph
      8 below.  The  maximum  number of  shares of Stock  which may be issued or granted under the Plan shall be Three Hundred Thousand  (300,000)  shares.
      Should any Option or share of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or share of  Restricted  Stock be  reduced  for any  reason,  the  shares  of Stock theretofore  subject to such  Option or share of  Restricted  Stock may be subject to future Options or shares of Restricted Stock under the Plan.

5.    TERMS,  CONDITIONS AND FORM OF OPTIONS.  Options  granted  pursuant to the
      Plan shall be evidenced  by written  agreements  specifying  the number of shares of Stock covered thereby, in substantially the form attached hereto as  Exhibit  A (the  "Option  Agreement"),  which  written  agreement  may incorporate  all or any of the  terms of the Plan by  reference  and shall comply with and be subject to the following terms and conditions:

      a.    AUTOMATIC  GRANT OF  OPTIONS.  Subject  to  execution  by an Outside
            Director  of an  appropriate  Option  Agreement,  Options  shall  be granted  automatically  and without  further action of the Board, as follows:

            i.    Each person who is newly  elected or  appointed  as an Outside
                  Director  on or after the  Effective  Date shall be granted an
                  Option on the day of such initial  election or  appointment to purchase Fifty Thousand (50,000) shares of Stock.

            ii.   On the date of each  Annual  Meeting  of  Stockholders  of the
                  Company  occurring  after the  Effective  Date,  each  Outside
                  Director  shall be granted an Option to purchase Five Thousand
                  (5,000) shares of Stock; provided,  however, that in the event an Outside  Director  was elected or  appointed  as an Outside
                  Director and was granted an Option  pursuant to the provisions of  subparagraph  5(a)(i) above within six months prior to the
                  Annual Meeting of Stockholders, that Outside Director shall be ineligible  to receive an Option  with  respect to such Annual
                  Meeting of Stockholders.

            iii.  On the date of the 2007 Annual Meeting of  Stockholders,  each
                  Outside   Director  who  served  as  the  Chairperson  of  any
                  committee of the Company's Board of Directors for at least six months during the Company's  most  recently  concluded  fiscal year  shall be  granted an Option to  purchase  Five  Thousand
                  (5,000)  shares of Stock.  In the  event an  Outside  Director served as the  Chairperson  for two or more  Committees,  such
                  Outside  Director  shall be granted an option to purchase Five
                  Thousand  (5,000) shares of Stock for each committee for which the Outside Director served as Chairperson.

            iv.   Notwithstanding  the  foregoing,  any  person may elect not to receive an Option to be  granted  pursuant  to this  paragraph
                  5(a) by  delivering  written  notice of such  election  to the
                  Board no later  than the day  prior to the date on which  such
                  Option would  otherwise  be granted.  A person so declining an
                  Option shall receive no payment or other consideration in lieu

                                      B-2

                  of such declined  Option.  A person who has declined an Option may revoke such election by delivering  written notice of such revocation  to the  Board no later  than the day  prior to the date on  which  such  Option  would  be  granted  pursuant  to paragraph 5(a).

            v.    Notwithstanding  any  other  provision  of  the  Plan  to  the contrary,  no Option shall be granted to any  individual  on a day when he or she is no longer serving as an Outside Director of the Company.

      b.    OPTION EXERCISE PRICE. The exercise price per share of Stock subject to an Option  shall be the fair market value of a share of the Stock on the close of business on the date of the  granting of the Option.
            Where there is a public  market for the common stock of the Company, the fair  market  value per share of Stock  shall be the mean of the bid and asked  prices of the common stock of the Company on the date of the  granting  of the  Option,  as  reported  in the Wall  Street
            Journal  (or,  if not so  reported,  as  otherwise  reported  by the
            National  Association  of  Securities  Dealers  Automated  Quotation
            ("Nasdaq")  System) or, in the event the common stock of the Company is listed on the Nasdaq Global Market or a securities exchange,  the fair market  value per share of Stock shall be the closing  price on such  Global  Market  or  exchange  on the date of  granting  of the
            Option,  as reported in the Wall Street Journal.  If the date of the granting  of an Option  does not fall on a day on which  the  common stock of the Company is trading on Nasdaq,  the Nasdaq Global Market or securities exchange,  the date on which the Option exercise price shall be established shall be the last day on which the common stock of the  Company  was so  traded  prior to the  date of the  granting
            Option.

      c.    EXERCISE  PERIOD AND  EXERCISABILITY  OF OPTIONS.  An Option granted pursuant to the Plan shall be  exercisable  for a term of ten years.
            Options granted pursuant to the Plan shall first become  exercisable on the day (the "Initial  Vesting  Date") which is one year from the date on which the Option was  granted.  The  Option  shall  first be exercisable  on and  after  the  Initial  Vesting  Date and prior to termination of the Option in an amount equal to the number of Option
            Shares  multiplied by the Vested Ratio (as  hereinafter  defined) as set forth below, less the number of shares previously  acquired upon exercise of any portion of the Option.

      The "Vested Ratio" shall mean, on any relevant  date,  except as otherwise provided herein, the ratio determined as follows:

                                                                    Vested Ratio
                                                                    ------------

                  (i)   Prior to Initial Vesting Date:                   0

                        On Initial  Vesting  Date,  provided  the       1/3
                        Optionee's  Service  has  not  terminated
                        prior to such date:

                                      B-3

            Plus

                  (ii)  For  each  full  year  of the  Optionee's
                        continuous   Service   from  the  Initial
                        Vesting   Date  until  the  Vested  Ratio
                        equals 1/1, an additional:                      1/3

      For purposes of the Plan, "Service" shall mean the Optionee's service with the Company, whether in the capacity of an employee, a director or a consultant.
The Optionee's  Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee  renders  Service to the Company, provided that there is no interruption or termination of the Optionee's Service.

      d.    TERMINATION OF OPTIONEE.  In the event of an Optionee's  termination of  Service  for any  reason  other  than as a  result  of  death or disability  of the  Optionee,  in which case all  Options  that have become vested will remain  exercisable  for the earlier of 36 months or the  expiration  date of the  Options,  all Options that have not become vested and  exercisable  as of the date of such  cessation of
            Service  shall be forfeited and to the extent that such Options have become vested and  exercisable as of such date, such Options must be exercised,  if at all,  within ninety (90) days after the Optionee's
            termination  of  Service,   after  which  time  such  Options  shall
            automatically terminate; provided, however, in the event an Optionee
            ceases  being  a  director   because  the  Optionee's   Service  was
            terminated for cause, all Options granted hereunder  (whether vested or unvested) shall terminate immediately.

      e.    PAYMENT OF OPTION  EXERCISE.  Payment of the exercise  price for the number of shares of Stock  being  purchased  pursuant  to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by the assignment  of the  proceeds  of a sale of some or all of the shares being  acquired upon the exercise of an Option  (including,  without limitation,  through an exercise  complying  with the  provisions of
            Regulation  T as  promulgated  from  time to time  by the  Board  of
            Governors of the Federal Reserve  System),  (iii) by the delivery to the  Company of shares of Stock  which have been owned by the holder of the Option  for more than six months and which have an  aggregate value  equal  to such  exercise  price,  or (iv) by any  combination thereof.  The Company reserves,  at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve  and/or  terminate  any  program  and/or  procedure  for the exercise of Options by means of an  assignment  of the proceeds of a sale of some or all the  shares  of Stock to be  acquired  upon such exercise or the delivery of previously owned shares of Stock.

      f.    TRANSFER OF CONTROL.  Notwithstanding any provision in this Plan, in the event  there IS a Change in  Control  (as  defined  below),  the
            Company -- shall, at no cost to the Participant, replace any and all stock options  granted by the Company and held by the Participant at the time of the Change in Control,  whether or not  vested,  with an equal  number of  unrestricted  and fully  vested  stock  options to
            purchase   shares  of  the  Company's   Common  Stock  (the  "Option
            Replacement").  With respect to the Option Replacement,  all options will become fully vested. Alternatively, in the event of a Change in
            Control,  in lieu of the  Option  Replacement,  a  Participant  may, subject to Board approval at the time,  prior to the consummation of

                                      B-4

            the Change in Control,  elect to surrender the Participant's  rights to such options,  and upon such surrender,  the Company shall pay to the  Participant an amount in cash per stock option  (whether vested or unvested)  then held,  which is the  difference  between the full exercise price of each option surrendered and the greater of (i) the average price per share paid in connection  with the  acquisition of control of the Company if such  control was  acquired by the payment of cash or the then fair market value of the consideration  paid for such shares if such  control was acquired  for  consideration  other than  cash,  (ii) the price per share  paid in  connection  with any tender offer for shares of the  Company's  Common  Stock  leading to control, or (iii) the mean between the high and low selling price of such stock on the Nasdaq  Global Market or other market on which the
            Company's  Common  Stock is then traded on the date of the Change in
            Control.

      For  purposes  of the Plan,  a Change in  Control  shall be deemed to have occurred if:

      i.    An acquisition  (other than directly from the Company) of any voting securities of the Company (the "Voting  Securities") by any "Person"
            (as the term "person" is used for purposes of Section 13(d) or 14(d)
            of the  Securities  Exchange Act of 1934, as amended (the  "Exchange
            Act")),   immediately   after  which  such  Person  has  "Beneficial
            Ownership"  (within the meaning of Rule 13d-3  promulgated under the
            Exchange   Act)  of  more  than  fifty  percent  (50%)  of  (1)  the
            then-outstanding shares of common stock of the Company (or any other securities into which such shares of common stock are changed or for which such shares of common stock are  exchanged)  (the "Shares") or
            (2) the  combined  voting  power of the  Company's  then-outstanding
            Voting Securities;  provided, however, that in determining whether a
            Change in Control has occurred  pursuant to this  paragraph (i), the acquisition  of  Shares  or  Voting  Securities  in  a  "Non-Control
            Acquisition" (as hereinafter  defined) shall not constitute a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by
            (a) an employee  benefit  plan (or a trust  forming a part  thereof)
            maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned,  directly or indirectly,  by the Company
            (for  purposes  of this  definition,  a "Related  Entity"),  (b) the
            Company or any Related Entity,  or (c) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

      ii.   The  individuals  who, as of the Effective  Date, are members of the board of directors of the Company (the "Incumbent Board"), cease for any reason to  constitute  at least a majority of the members of the board of  directors  of the  Company  or,  following  a  Merger  (as hereinafter defined),  the board of directors of (x) the corporation resulting from such Merger (the "Surviving  Corporation"),  if fifty
            percent  (50%)  or  more  of  the  combined   voting  power  of  the
            then-outstanding  voting securities of the Surviving  Corporation is not Beneficially Owned, directly or indirectly, by another Person (a
            "Parent Corporation") or (y) if there is one or more than one Parent
            Corporation,  the ultimate Parent  Corporation;  provided,  however, that, if the election,  or nomination  for election by the Company's common  stockholders,  of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan,  be  considered a member of the  Incumbent
            Board; and provided,  further,  however, that no individual shall be considered  a  member  of the  Incumbent  Board  if such  individual

                                      B-5

            initially  assumed  office as a result  of an  actual or  threatened solicitation  of  proxies  or  consents  by or on behalf of a Person other  than  the  board  of  directors  of  the  Company  (a  "Proxy
            Contest"), including by reason of any agreement intended to avoid or settle any Proxy Contest; or

      iii.  The consummation of:

            1.    A merger, consolidation or reorganization (1) with or into the
                  Company or (2) in which  securities  of the Company are issued
                  (a   "Merger"),   unless   such   Merger  is  a   "Non-Control
                  Transaction." A "Non-Control  Transaction" shall mean a Merger in which:

                  a.    the stockholders of the Company  immediately before such
                        Merger own directly or indirectly  immediately following
                        such Merger at least fifty percent (50%) of the combined
                        voting power of the outstanding voting securities of (x)
                        the  Surviving  Corporation,   if  there  is  no  Parent
                        Corporation  or (y) if  there  is one or more  than  one
                        Parent Corporation, the ultimate Parent Corporation;

                  b.    the  individuals who were members of the Incumbent Board
                        immediately  prior  to the  execution  of the  agreement
                        providing for such Merger constitute at least a majority
                        of the  members  of the  board of  directors  of (x) the
                        Surviving   Corporation,   if   there   is   no   Parent
                        Corporation,  or (y) if  there  is one or more  than one
                        Parent Corporation, the ultimate Parent Corporation; and

                  c.    (no Person other than (1) the  Company,  (2) any Related
                        Entity,  or (3) any employee  benefit plan (or any trust
                        forming a part thereof) that,  immediately  prior to the
                        Merger,  was  maintained  by the  Company or any Related
                        Entity, or (4) any Person who,  immediately prior to the
                        Merger had Beneficial  Ownership of twenty percent (20%)
                        or  more  of  the  then  outstanding  Shares  or  Voting
                        Securities,   has  Beneficial  Ownership,   directly  or
                        indirectly,  of  twenty  percent  (20%)  or  more of the
                        combined   voting  power  of  the   outstanding   voting
                        securities   or  common  stock  of  (x)  the   Surviving
                        Corporation,  if  fifty  percent  (50%)  or  more of the
                        combined  voting  power of the then  outstanding  voting
                        securities   of  the   Surviving   Corporation   is  not
                        Beneficially  Owned,  directly or indirectly by a Parent
                        Corporation,  or (y) if  there  is one or more  than one
                        Parent Corporation, the ultimate Parent Corporation;

            2.    A complete liquidation or dissolution of the Company; or

            3.    The sale or other  disposition of all or substantially  all of the  assets of the  Company  and its  subsidiaries  taken as a whole to any Person  (other  than (x) a transfer  to a Related
                  Entity,  (y) a transfer under conditions that would constitute a  Non-Control  Transaction,  with the  disposition  of assets being  regarded  as a  Merger  for  this  purpose  or (z)  the distribution  to the Company's  stockholders of the stock of a
                  Related Entity or any other assets).

      Notwithstanding the foregoing,  a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial
      Ownership of more than the permitted amount of the then outstanding Shares

                                      B-6

      or Voting  Securities as a result of the  acquisition  of Shares or Voting
      Securities  by the  Company  which,  by  reducing  the number of Shares or
      Voting Securities then outstanding,  increases the proportional  number of shares  Beneficially  Owned by the Subject  Persons;  provided,  that if a
      Change in Control would occur (but for the operation of this  sentence) as a result of the acquisition of Shares or Voting  Securities by the Company and,  after such share  acquisition  by the  Company,  the Subject  Person becomes the Beneficial Owner of any additional Shares or Voting Securities and  such  Beneficial  Ownership  increases  the  percentage  of the  then outstanding Shares or Voting Securities  Beneficially Owned by the Subject
      Person, then a Change in Control shall occur.

      g.    STOCKHOLDER  APPROVAL. No Option may be granted pursuant to the Plan prior to obtaining stockholder approval of the Plan.

      h.    TRANSFERABILITY OF OPTIONS.

            (i)   Except as provided  in  paragraph  5(h)(ii),  an Option may be exercised  during the  lifetime  of the  Optionee  only by the
                  Optionee or the  Optionee's  guardian or legal  representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

            (ii)  Notwithstanding the foregoing,  with the consent of the Board, in its sole  discretion,  an Optionee  may  transfer  all or a portion of the Option to: (i) an Immediate  Family  Member (as
                  defined below),  (ii) a trust for the exclusive benefit of the
                  Optionee and/or one or more Immediate Family Members,  (iii) a partnership in which the Optionee and/or one or more Immediate
                  Family  Members  are the only  partners,  or (iv)  such  other person or entity as the  Board  may  permit  (individually,  a
                  "Permitted  Transferee").   For  purposes  of  this  paragraph
                  5(h)(ii)  "Immediate Family Members" shall mean the Optionee's spouse,  former  spouse,  children or  grandchildren,  whether natural or adopted.  As a  condition  to such  transfer,  each
                  Permitted  Transferee  to  whom  the  Option  or any  interest therein  is  transferred  shall  agree in  writing  (in a form satisfactory  to the  Company) to be bound by all of the terms and conditions of the Option Agreement  evidencing such Option and any additional  restrictions  or conditions as the Company may require.  Following  the  transfer of an Option,  the term
                  "Optionee"  shall refer to the  Permitted  Transferee,  except that, with respect to any requirements of continued Service or provision for the Company's tax withholding obligations,  such term shall refer to the original  Optionee.  The Company shall have no  obligation  to notify a Permitted  Transferee  of any termination  of the  transferred  Option,  including  an early termination  resulting from the  termination of Service of the
                  Original Optionee.  A Permitted Transferee shall be prohibited from  making a  subsequent  transfer of a  transferred  Option except  to  the  original  Optionee  or to  another  permitted
                  Transferee or as provided in paragraph 5(h)(i).

      i.    RE-PRICING OF OPTIONS / REPLACEMENT  OPTIONS.  The Company shall not re-price  any Options or issue any  replacement  Options  unless the
            Option re-pricing or Option  replacement shall have been approved by the holders of a majority of the outstanding shares of the Company.

                                      B-7

      j.    DIVIDEND  EQUIVALENTS.  Simultaneously  with the grant of any Option and under such terms and  conditions as the Board deems  appropriate and  subject  to  Section  10  herein,  the Board may grant  special dividend  equivalent  rights ("Dividend  Equivalents")  which amount shall be  determined  by  multiplying  the number of shares of Stock subject  to an  Option  by  the  per-share  cash  dividend,  or  the per-share  fair  market  value (as  determined  by the Board) of any dividend in  consideration  other than cash,  paid by the Company on its  Stock on a  dividend  payment  date  (other  than  the  regular quarterly cash dividends of the Company,  if any).  Unless otherwise determined by the Board at grant, the Dividend Equivalents (i) shall have the same vesting schedule,  if any, as the Options to which the
            Dividend  Equivalents relate and (ii) shall be payable upon exercise of the  Options to which the  Dividend  Equivalents  relate.  At the discretion of the Board,  Dividend  Equivalents shall be credited to accounts on the Company's records for purposes of the Plan. Dividend
            Equivalents may be accrued as a cash obligation, or may be converted to shares of Stock for the  Participant.  The Board shall  determine whether any deferred Dividend Equivalents will accrue interest.  The
            Board may provide that an Optionee may use Dividend  Equivalents  to pay the purchase price.  Dividend Equivalents may be payable in cash or shares of Stock or in a combination  of the two, as determined by the Board.

      k.    TIME FOR GRANTING OPTIONS.  All Options shall be granted, if at all, within three years from the Effective Date.

6.    TERMS  AND  CONDITIONS  OF  RESTRICTED  STOCK:  Restricted  Stock  awarded pursuant to the Plan shall be evidenced by written  agreements  specifying the number of shares of Restricted Stock covered thereby, in substantially the form attached hereto in Exhibit B (the "Restricted Stock  Agreement").
      Grants of Restricted  Stock shall be subject to the  following  conditions
      and  shall  contain  such  additional  terms  and  conditions   (including
      provisions  relating to the  acceleration  of vesting of Restricted  Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Board shall deem desirable:

      a     AUTOMATIC  GRANT OF  RESTRICTED  STOCK.  Subject to  execution by an
            Outside  Director  of an  appropriate  Restricted  Stock  Agreement,
            Restricted Stock shall be granted  automatically and without further action of the Board, as follows:

            i.    On the date of each  Annual  Meeting  of  Stockholders  of the
                  Company  occurring  after the  Effective  Date,  each  Outside
                  Director  shall be granted  Five  Thousand  (5,000)  shares of
                  Restricted  Stock;  provided,  however,  that in the  event an
                  Outside  Director  was  elected  or  appointed  as an  Outside
                  Director and was granted an Option  pursuant to the provisions of  subparagraph  5(a)(i) above within six months prior to the
                  Annual Meeting of Stockholders, that Outside Director shall be ineligible  to receive any  Restricted  Stock with  respect to such Annual Meeting of  Stockholders.  Such  Restricted  Stock
                  shall have the same Vested Ratio as is provided  under Section
                  5(b) hereto.

            ii.   Notwithstanding  any  other  provision  of  the  Plan  to  the
                  contrary,   no  Restricted  Stock  shall  be  granted  to  any
                  individual on a day when he or she is no longer  serving as an
                  Outside Director of the Company.

                                      B-8

      b     GRANTEE  RIGHTS.  A  Grantee  shall  have no  rights  to an award of
            Restricted  Stock unless and until Grantee  accepts the award within the period prescribed by the Board. After acceptance and issuance of a certificate or  certificates,  as provided for below,  the Grantee shall have the rights of a  stockholder  with respect to  Restricted
            Stock subject to the non-transferability and forfeiture restrictions described in Section 6(e) below.

      c     ISSUANCE OF CERTIFICATES.  The Company shall issue, in the Grantee's name, a  certificate  or  certificates  for the shares of Restricted
            Stock  associated  with the award promptly after the Grantee accepts such award.

      d     DELIVERY OF CERTIFICATES. Unless otherwise provided, any certificate or certificates  issued  evidencing shares of Restricted Stock shall not be  delivered  to the Grantee  until such shares are free of any restrictions specified by the Board at the time of grant.

      e     FORFEITABILITY,  NON-TRANSFERABILITY  OF RESTRICTED STOCK. Shares of
            Restricted  Stock are forfeitable  until the terms of the Restricted
            Stock grant have been satisfied.  Shares of Restricted Stock are not transferable  until the date on which the Board has  specified  such restrictions have lapsed.  Unless otherwise provided by the Board at or after grant,  distributions in the form of dividends or otherwise of additional  shares or property in respect of shares of Restricted
            Stock  shall be subject to the same  restrictions  as such shares of
            Restricted Stock.

      f     TRANSFER OF CONTROL.  Upon the  occurrence of a Change of Control as defined in Section  5(f),  the Board may  accelerate  the vesting of outstanding  Restricted Stock, in whole or in part, as determined by the Board, in its sole discretion.

      g     TERMINATION  OF GRANTEE.  In the event the  Grantee  ceases to be an
            Outside  Director or otherwise  associated  with the Company for any other reason, all shares of Restricted Stock theretofore  awarded to him which are still subject to  restrictions  shall be forfeited and the Company  shall have the right to  complete a blank stock  power.
            The Board may  provide  (on or after  grant)  that  restrictions  or forfeiture conditions relating to shares of Restricted Stock will be waived  in whole or in part in the  event of  termination  resulting from  specified  causes,  and the Board may in other  cases waive in whole or in part restrictions or forfeiture  conditions  relating to
            Restricted Stock.

7.    AUTHORITY TO VARY TERMS.  The Board shall have the authority  from time to time to vary the  terms of the  Option  and  Restricted  Stock  Agreements either in connection with the grant of an individual  Option or Restricted
      Stock or in connection  with the  authorization  of a new standard form or forms of Awards; provided,  however, that the terms and conditions of such revised or amended  standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but  not  be  limited  to,  the  authority  to  grant  Options  which  are immediately  exercisable  subject to the Company's right to repurchase any unvested  shares of Stock  acquired by the  Participant  on exercise of an
      Option in the event such Participant's  service as director of the Company is terminated for any reason.

                                      B-9

8.    EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN.  Appropriate  adjustments shall be made in the  number  and class of shares of Stock  subject to the Plan, the number of shares to be granted  under the Plan and to any  outstanding
      Options or shares of Restricted  Stock and in the Option exercise price of any  outstanding  Options in the event of a stock  dividend,  stock split, recapitalization,  reverse stock split, combination,  reclassification, or like change in the capital structure of the Company.

9.    TERMINATION OR AMENDMENT OF PLAN. The Board,  including any duly appointed committee  of the  Board,  may  terminate  or amend  the Plan at any time;
      provided,  however,  that without the approval of the  stockholders of the
      Company, there shall be no increase in the total number of shares of Stock covered by the Plan (except by operation of the  provisions of paragraph 8 above).  In  any  event,  no  amendment  may  adversely  affect  any  then outstanding  Option,  or any  unexercised  portion  thereof,  without  the consent of the Participant. It is the intention of the Board that the Plan comply  strictly  with  the  provisions  of  Section  409A of the Code and
      Treasury   Regulations  and  other  Internal   Revenue  Service   guidance
      promulgated  thereunder  (the  "Section  409A  Rules") and the Board shall exercise its  discretion in granting  awards  hereunder  (and the terms of such awards),  accordingly.  The Plan and any grant of an award  hereunder may be amended from time to time  (without,  in the case of an award,  the consent of the  Participant)  as may be necessary or appropriate to comply with the Section 409A Rules.

10.   TAXES.

      a.    The Company  may make such  provisions  as it may deem  appropriate, consistent  with  applicable  law, in connection with any Options or
            Restricted  Stock  granted  under  the  Plan  with  respect  to  the withholding of any taxes (including  income or employment  taxes) or any other tax matters.

      b.    If any Grantee,  in connection  with the  acquisition  of Restricted
            Stock,  makes the election permitted under Section 83(b) of the Code
            (that is, an  election  to  include  in gross  income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to  regulations  issued under the authority of Code Section
            83(b).

11.   GOVERNMENT REGULATIONS. The Plan, and the grant and exercise of Options or
      Restricted Stock hereunder,  and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws,  rules and regulations,  and to such approvals by any governmental  agencies,  national  securities  exchanges  and  interdealer quotation systems as may be required.

12.   GENERAL PROVISIONS.

      a.    CERTIFICATES.  All  certificates for shares of Stock delivered under the Plan  shall be subject  to such stop  transfer  orders and other restrictions  as the  Board  may deem  advisable  under  the  rules, regulations  and other  requirements  of the Securities and Exchange

                                      B-10

            Commission, or other securities commission having jurisdiction,  any applicable  Federal or state  securities  law, any stock exchange or interdealer  quotation system upon which the Stock is then listed or traded  and the Board may cause a legend or  legends to be placed on
            any  such  certificates  to  make  appropriate   reference  to  such
            restrictions.

      b.    EMPLOYMENT  MATTERS.  Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any  Participant  who is a director,  continued  service as a  director,  with the Company or a
            Subsidiary,  as the case may be, nor shall it  interfere  in any way with the right of the Company or any  Subsidiary  to  terminate  the service of any of its directors at any time.

      c.    LIMITATION OF LIABILITY.  No member of the Board,  or any officer or employee  of the  Company  acting on behalf of the  Board,  shall be personally  liable for any action,  determination or  interpretation taken  or made in good  faith  with  respect  to the  Plan,  and all members  of the Board and each and any  officer or  employee  of the
            Company  acting on their behalf  shall,  to the extent  permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

      d.    REGISTRATION  OF STOCK.  Notwithstanding  any other provision in the
            Plan,  no Option may be  exercised  unless and until the Stock to be issued  upon the  exercise  thereof  has been  registered  under the
            Securities Act of 1933, as amended,  and applicable state securities laws, or are, in the opinion of counsel to the Company,  exempt from such  registration  in the United  States.  The Company shall not be under any obligation to register under  applicable  federal or state securities  laws any  Stock to be  issued  upon the  exercise  of an
            Option  granted  hereunder  in order to permit  the  exercise  of an
            Option  and the  issuance  and  sale of the  Stock  subject  to such
            Option,  although  the Company may in its sole  discretion  register such  Stock at such  time as the  Company  shall  determine.  If the
            Company chooses to comply with such an exemption from  registration, the  Stock  issued  under  the Plan  may,  at the  direction  of the
            Committee,  bear an appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Board may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

13.   GOVERNING LAW. The validity,  construction, and effect of the Plan and any rules  and  regulations  relating  to the  Plan  shall  be  determined  in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

                                      B-11

                                      PROXY

                            FALCONSTOR SOFTWARE, INC.

                    Proxy for Annual Meeting of Stockholders
                       Solicited by the Board of Directors

      The undersigned  hereby appoints ReiJane Huai and James Weber, and each of them,  with full power of  substitution to represent the undersigned and to vote all of the shares of common stock of FalconStor  Software,  Inc.  ("FalconStor")
which the  undersigned is entitled to vote at the Annual Meeting of Stockholders of FalconStor to be held at FalconStor Software,  Inc., 2 Huntington Quadrangle,
Suite 2S01,  Melville,  New York, on Tuesday,  May 8, 2007, at 9:00 a.m.,  local time, and at any  adjournment  thereof,  (1) as  hereinafter  specified upon the proposals listed below and (2) in their  discretion,  upon such other matters as may properly come before the meeting.

      IMPORTANT:  PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED
RETURN  ENVELOPE TO ASSURE THAT YOUR SHARES ARE  REPRESENTED AT THE MEETING.  IF
YOU ATTEND  THE  MEETING,  YOU MAY VOTE IN PERSON  SHOULD YOU WISH TO DO SO EVEN
THOUGH YOU HAVE ALREADY SENT IN YOUR PROXY.

1.    To elect the following  directors:  (01) ReiJane Huai and (02) Lawrence S.
      Dolin, to serve as directors until the 2010 Annual Meeting of Stockholders of the Company and until successors have been duly elected and qualified.

      01 - ReiJane Huai

      FOR               WITHHOLD
          -----------             -----------

      02 - Lawrence S. Dolin

      FOR               WITHHOLD
          -----------             -----------

2.    To approve an amendment to the FalconStor  Software,  Inc., 2006 Incentive
      Stock Plan.

      FOR                  AGAINST                   ABSTAIN
          -----------               -----------              -----------

3.    To approve the FalconStor  Software,  Inc.,  2007 Outside  Director Equity
      Compensation Plan.

      FOR                  AGAINST                   ABSTAIN
          -----------               -----------              -----------

4.    To ratify the appointment of KPMG LLP as the independent registered public accounting  firm of the Company for the fiscal  year ending  December  31,
      2007.

      FOR                  AGAINST                   ABSTAIN
          -----------               -----------              -----------

5.    With discretionary authority, upon such other matters as may properly come before the meeting.  At this time,  the persons  making this  solicitation know of no other matters to be presented at the meeting.

MARK  THIS BOX WITH AN X IF YOU HAVE  MADE  CHANGES  TO YOUR  NAME OR  ADDRESS
DETAILS ABOVE
               -----

MARK THIS BOX WITH AN X IF YOU PLAN TO ATTEND THE MEETING
                                                           -----

Please  sign  your  name  exactly  as  it  appears  on  the  stock   certificate
representing your shares. If signing for estates, trusts or corporations,  title or capacity should be stated. If shares are held jointly, both should sign.

Signature:                          Date
           ------------------            --------------

Signature:                          Date
           ------------------            --------------